CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

CONTRACT NO. POUK/C2394

BETWEEN

PREMIER OIL UK LIMITED

AND

OCEAN POWER TECHOLOGIES, INC.

FOR THE PROVISION OF INTELLIGENT MONITORING BUOY

………………………………………………….

Approved by COMPANY.............	Approved by CONTRACTOR.............

CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

PAGE INTENTIONALLY LEFT BLANK FOR DOUBLE SIDED PRINTING

Approved by COMPANY.............	Approved by CONTRACTOR.............

CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

SECTION I

FORM OF AGREEMENT INCLUDING APPENDIX 1

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

FORM OF AGREEMENT

This CONTRACT is made between the following parties:

PREMIER OIL UK LIMITED, a company incorporated in Scotland (company number SCO48705) having its registered office at 4th Floor, Saltire Court, 20 Castle Terrace, Edinburgh EH1 2EN and its principal place of business at Upper Denburn House, Prime Four Business Park, Kingswells Causeway, Kingswells, Aberdeen AB15 8PU hereinafter called the COMPANY

and

OCEAN POWER TECHNOLOGIES, INC., a company incorporated in the State of Delaware, United States of America (Company Registration Number is US Federal ID: 22-2535818 with its registered office at 28 Engelhard Drive, Monroe Township, New Jersey, USA 08534hereinafter called the CONTRACTOR

(together referred to as the “PARTIES” and individually as a “PARTY”).

WHEREAS:

1.	the COMPANY wishes that certain WORK be carried out in accordance with the terms and conditions of this CONTRACT; and

2.	the CONTRACTOR wishes to carry out the WORK in accordance with the terms and conditions of this CONTRACT.

COMPANY wishes that WORK shall be carried out, all as described in the CONTRACT, via authorisation with the issue of a PURCHASE ORDER.

NOW:

The PARTIES hereby agree as follows:

1.	In this CONTRACT all capitalised words and expressions shall have the meanings assigned to them in this FORM OF AGREEMENT or elsewhere in the CONTRACT.

2.	The following Sections shall be deemed to form and be read and construed as part of the CONTRACT:

Section I	Form of Agreement including Appendix 1

Section II	(A)	Standard Contracts for the UK Offshore Oil and Gas Industry - General Conditions of Contract for Services (On- and Off-shore) - Edition 3 - 2014

	(B)	Special Conditions of Contract

Section III	Remuneration

Section IV	Scope of Work

Section V	Health, Safety and Environment

Section VI	Administration Instructions

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

Exhibit 1	PB3 PowerBuoy Technical Specification

Exhibit 2	CONTRACT Milestones

The Sections shall be read as one document, the contents of which, in the event of ambiguity or contradiction between Sections, shall be given precedence in the order listed, with the exception that the Special Conditions of Contract shall take precedence over the General Conditions of Contract.

3.	In accordance with the terms and conditions of the CONTRACT, the CONTRACTOR shall perform and complete the WORK and the COMPANY shall pay the CONTRACT PRICE.

4.	The terms and conditions of the CONTRACT shall apply from the date specified in Appendix 1 to this Section I - Form of Agreement which date shall be the EFFECTIVE DATE OF COMMENCEMENT OF THE CONTRACT.

5.	The duration of the CONTRACT shall be as set out in Appendix 1 to this Section I - Form of Agreement.

The authorised representatives of the PARTIES have executed the CONTRACT in duplicate upon the dates indicated below:

For:	OCEAN POWER TECHNOLOGIES, INC.	For:	PREMIER OIL UK LIMITED

	(CONTRACTOR)		(COMPANY)

	/s/ George H. Kirby III		/s/ Calum Knowles
Name:	George H. Kirby III	Name:	Calum Knowles
Title :	President & CEO	Title :	Senior Contracts Engineer
Date :	6/26/18	Date :	6/27/18

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

APPENDIX 1 TO SECTION I - FORM OF AGREEMENT

Reference

Section I

Clause 4	The EFFECTIVE DATE OF COMMENCEMENT OF THE CONTRACT is June 13, 2018

Clause 5	The CONTRACT shall commence on the EFFECTIVE DATE and shall continue through the RENTAL PERIOD (as that term is defined in Section III.7), which RENTAL PERIOD is anticipated to be nine (9) months (a combination of three (3) months initial trial period with a six (6) month option period to extend in direct continuation) with one (1) three (3) month option period. Both option periods to be exercised entirely at COMPANY’s discretion.

Key milestone dates and other relevant information for this CONTRACT, including but not limited to the success criteria for the three (3) months initial trial period, are set forth in Exhibit 2.

Section II

Clause 3.1(a)	The COMPANY REPRESENTATIVE is Pieter voor de Poorte

The CONTRACTOR REPRESENTATIVE is Chris Phebus

Clause 5.1	The COMPANY designated heliport is Dyce, Aberdeen

The COMPANY designated supply base is Peterson SBS Aberdeen or Edzell

COMPANY reserves the right to nominate designated locations which may be revised as per instructions issued from time to time.

Clause 10.2 (b)	The Defects Correction Period applies prior to and during the RENTAL PERIOD (as defined in Section III.7)

Clause 13.8	The period of suspension is twenty eight (28) days

Clause 14.3	Latest time for receipt of invoices after completion of the whole of the WORK shall be three (3) months after completion of the WORK.

Clause 14.9	Interest rate per annum - Base Rate plus three percent (3%) pa

Clause 17.4	Rights shall vest in CONTRACTOR

Clause 19.2(d)	Permanent third party oil and gas production facilities and pipelines as follows: NONE

Clause 20.2	Insurance by CONTRACTOR, the amounts are

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

Employers Liability: Five Million Pounds (£5,000,000) per occurrence or as contained in legislation in the particular area in which the WORK is being performed whichever is the greater

General Third Party: Ten Million Pounds (£10,000,000) per single occurrence

An all-risk policy of insurance in the amount of €10,000,000 that covers any damage or loss of the RENTAL EQUIPMENT (as that term is defined in Section III.7)

Clause 27.4(a) (iii) Special Conditions remaining in full force and effect shall be: All

Clause 29.6	The addresses for the service of notices are:

(i)	COMPANY
Premier Oil UK Limited
Upper Denburn House
Premier Four Business Park
Kingswells Causeway
Kingswells
Aberdeen
AB15 8PU

Attention: Supply Chain Manager
Email: L_Notices-uk@premier-oil.com

(ii)	CONTRACTOR
Ocean Power Technologies Inc
28 Engelhard Drive
Monroe Township,
New Jersey
USA 08534

Clause 28.5 (d)	The period of suspension is twenty eight (28) days

Clause 30.1 (a)	Limitation of Liability, including but not limited to the liability specified in Section III.7, before the date of completion of the WORK

The sum is 100% of the PURCHASE ORDER value for the WORK

Clause 30.1 (b)	Limitation of Liability, including but not limited to the liability specified in Section III.7, after the date of completion of the WORK

The sum is 100% of the PURCHASE ORDER value for the WORK

Clause 30.2	The limitation period is: As per statute

Clause 31.1(b)	Resolution of disputes. The nominees are:

(i)	COMPANY: Supply Chain Manager UKBU

(ii)	CONTRACTOR: Chris Phebus, VP Engineering

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

SECTION II

TERMS AND CONDITIONS OF CONTRACT

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

SECTION II - (A)

GENERAL CONDITIONS OF CONTRACT

PROVISION OF ON/OFF SHORE SERVICES

The General Conditions of Contract for the UK Offshore Oil and Gas Industry (issued under the auspices of LOGIC) - On- Off-shore Edition 3 dated March 2014 shall apply to the WORK performed under this CONTRACT subject to the Special Conditions contained in Section II (B).

For the avoidance of doubt the Guidance Notes of the General Conditions of Contract do not form part of the General Conditions and are not to be taken as a legal interpretation of the General Conditions.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

SECTION II – (B)

SPECIAL CONDITIONS OF CONTRACT

Clause	Special Conditions

Clause 1.4 COMPANY GROUP

Delete the definition and replace with the following:

“COMPANY GROUP” means

(a)    COMPANY and its AFFILIATES

(b)    CO-VENTURERS and their AFFILIATES

(c)    COMPANY’s other contractors of any tier (other than CONTRACTOR or any member of CONTRACTOR GROUP) and their AFFILIATES; and the respective directors, officers and employees (including agency personnel) of all of the foregoing.

Clause 1.9 CONTRACTOR GROUP	Insert the words “of any tier” after “SUBCONTRACTORS” on line 1. Delete the second sentence from “CONTRACTOR GROUP shall...” to “agency personnel).” in its entirety.
Clause 1.12 SUBCONTRACT

Delete existing Clause 1.12 and replace with the following:

“SUBCONTRACT” means any contract between the CONTRACTOR and any person (other than COMPANY or any employees of the CONTRACTOR) or between SUBCONTRACTORS of any tier for the performance of any part of the WORK.”

Clause 1.18 (new) PURCHASE ORDER

“PURCHASE ORDER” shall mean the document issued by COMPANY to CONTRACTOR, in accordance with the CONTRACT, detailing the specific WORK authorised under the CONTRACT to be carried out at that time. A specimen PURCHASE ORDER is provided in SECTION V Administration Instructions, Attachment 1. The PURCHASE ORDER shall not contain any terms or conditions that are not already addressed in the CONTRACT, and the PURCHASE ORDER shall not add to, change, modify, replace or otherwise vary any terms or conditions addressed in the CONTRACT.

Clause 3.2 (a) COMPANY AND CONTRACTOR REPRESENTATIVES	Delete the first word of this clause and replace with: “Only the”

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

Clause	Special Conditions

Clause 7.2 CONTRACTOR TO INFORM COMPANY/COMPANY TO INFORM CONTRACTOR

At the end of the first sentence insert the following new sentence:

“CONTRACTOR shall allow the COMPANY to participate in any investigation into such accidents and, in any event, shall provide a copy of any accident report and/or investigation report to the COMPANY as soon as reports become available.

Clause 8.2 SUBCONTRACTING

Insert new Clause 8.2(e) as follows:

“(e) CONTRACTOR shall provide that any SUBCONTRACT entered into by CONTRACTOR shall contain as a minimum provisions effectively the same as those contained in Clauses 13,16,17,18,19, 20, 21, 22,24,27,28 and 33 of the CONTRACT.”

Clause 10.2 (b) DEFECTS CORRECTION	Add to the end of the first paragraph of this Clause: “,at its sole cost and expense”
Clause 13.1 (c) SUSPENSION

Delete 13.1(c) in its entirety and replace with:

“The COMPANY shall have the right, by notice to the CONTRACTOR, to suspend the WORK or any part thereof to the extent detailed in the notice to suit the convenience of the COMPANY; however, any suspension of the WORK, or any part thereof, to suit convenience of COMPANY shall continue for a period of time not to exceed fourteen (14) calendar days. Thereafter, the suspended WORK or any part thereof shall resume unless the COMPANY proceeds in accordance with the termination provisions contained in LOGIC Clause 24 as modified by the CONTRACT. The COMPANY’s right to suspend the WORK or any part thereof pursuant to LOGIC Clause 13.1 (a) (addressing safety) are not subject to the 14 calendar days limitation set forth above.

Clause 13.2 (b)	After “COMPANY” insert “and shall use all reasonable endeavours to minimize COMPANY’s costs and expenditure during suspension.”

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

Clause	Special Conditions

Clause 20.1 INSURANCE	In line 7 and in line 10/11 delete “COMPANY, CO-VENTURERS and its and their respective AFFILATES” and replace with “COMPANY GROUP”
Clause 24.1 (a) TERMINATION

(i)            The COMPANY shall have the right by giving notice to terminate all or part of the WORK or the CONTRACT at such time or times as the COMPANY may consider necessary to suit the convenience of the COMPANY; however, any termination of the WORK or the CONTRACT to suit the convenience of the COMPANY shall, subject to Clause 24.1(a) (ii) below, only apply prior to the commencement of the shipment of the PB3 PowerBuoy from the CONTRACTOR’s facility in the United States to the COMPANY’s WORKSITE in the United Kingdom. Thereafter, the COMPANY may only terminate all or part of the WORK or the CONTRACT at such time as the COMPANY may consider necessary pursuant to Clause 24.1(b) (addressing fault) or Clause 24.1(c) (Addressing bankruptcy).

(ii)           COMPANY has the right to terminate the CONTRACT at the end of the initial three (3) month trial period.

Clause 24.3 (a) TERMINATION

After “notice”, and prior to the semi-colon insert:

“in a prompt and orderly manner with the purpose of mitigating losses, minimising further expenditures and minimising disruptions to COMPANY’s ongoing operations.”

Clause 34 (new)	Insert the following new Clause: 34. INDUSTRY MUTUAL HOLD HARMLESS SCHEME CONTRACTOR shall be and shall ensure that any SUBCONTRACTOR is a signatory to the Industry Mutual Hold Harmless scheme.
Clause 35 (new) APPOINTMENT OF SERVICE AGENT

Insert the following new Clause:

35. APPOINTMENT OF SERVICE AGENT

“CONTRACTOR hereby irrevocably authorises and appoints Ocean Power Technologies, Ltd., located at 23-25 Waterloo Place, Lemington Spa, Warwickshire, CV32 5LA, United Kingdom as its agent to accept on its behalf service of all legal process in England in relation to any dispute arising out of this CONTRACT and any VARIATIONS. Nothing in this clause shall affect COMPANY’s right to serve process in any other manner permitted by law or the right to bring proceedings in any other jurisdiction for the purposes of enforcement or execution of any judgement or other settlement in any other courts.”

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

SECTION III

REMUNERATION

A	REMUNERATION

1.0	GENERAL

1.1.	The primary purpose of this Section III – Remuneration is to establish a pricing structure for the provision of WORK, as detailed within Section IV – Scope of Work, together with all relevant specifications applicable to same, determined against an agreed pricing and discount arrangement, that will apply for the duration of the CONTRACT, as authorised with any PURCHASE ORDER issued in accordance with same.

1.2.	In full consideration of the satisfactory performance of the WORK by the CONTRATOR in complying with its obligations under the CONTRACT, the COMPANY agrees to pay, or cause to be paid to the CONTRACTOR, the CONTRACT PRICE, at the times and in the manner specified in the CONTRACT and as authorised with the relevant PURCHASE ORDER, as appropriate.

1.3.	The CONTRACT PRICE shall consist of only the rates and prices as are contained within this Section III – Remuneration and shall be the full consideration to the CONTRACTOR for all costs, overheads and profits associated with the WORK and fulfilling all obligations and liabilities of the CONTRACTOR under the CONTRACT. All lump sums, unit rates and prices contained within this Section III – Remuneration are in US Dollars USD($) unless otherwise stated.

1.4.	All lumps sums, unit rates and prices contained herein shall be exclusive of any incidence of Value Added Tax (VAT) applicable to the WORK undertaken by the CONTRACTOR for the COMPANY under the CONTRACT. The gross amount of VAT chargeable thereon shall be paid to the CONTRACTOR by the COMPANY additional to any other payment due under the CONTRACT, provided always that the CONTRACTOR supplies the COMPANY with a valid Tax invoice / Certificate as may be required by relevant statutes or regulations.

1.5.	The CONTRACT rates and prices shall be calculated in accordance with this Section III

1.6	The CONTRACTOR shall invoice the COMPANY on the basis of the applicable lump sums, unit rates, and prices detailed in this Section III – Remuneration in accordance with the provisions of the CONTRACT as authorised in the relevant PURCHASE ORDER, as appropriate.

1.7	No reimbursement will be made for the WORK which is not performed in accordance with the CONTRACT.

1.8	The CONTRACTOR shall not be entitled to remuneration in respect of personnel or equipment time incurred non-productively:

(a)	Through shortages or delays in the supply by the CONTRACTOR GROUP of personnel, equipment, information or materials, provided that the COMPANY shall have given to the CONTRACTOR adequate notice of the need for such supply; and/or

(b)	Due to a lack of planning on the part of the CONTRACTOR; and/or

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

(c)	for time incurred non-productively through breakdown or loss of the CONTRACTOR GROUP’s equipment or plant; and/or

(d)	through materials being non-compliant with the WORK requirements, in accordance with the provisions of the CONTRACT.

1.9	No claim or submission for additional monies will be accepted by the COMPANY for failure to price an item identifiable from Section IV- Scope of Work or other CONTRACT documents but not specifically identified herein, or for any item which proves to be required for the safe and proper performance of the WORK or to satisfy the requirements of any approving authority.

1.10	The CONTRACTOR’s schedules of personnel, equipment and consumables contained within this Section III – Remuneration are deemed to be total and complete. No other charges will be accepted or authorised unless the CONTRACTOR received prior written agreement from the COMPANY.

1.11	Unless otherwise stated herein, “Day” or “day” shall mean a period of twenty-four (24) hours beginning at 00:00 hours on any day and ending at 24:00 hours on the same day.

1.12	All invoices submitted on the basis of the rates detailed within this Section III – Remuneration shall be supported by CONTRACTOR approved personnel timesheets, plant sheets and shipping manifest where applicable.

1.13	All third party supplier invoices shall be submitted by CONTRACTOR to COMPANY within 30 days of the end of each calendar month for WORK carried out in such calendar month.

2.0	PREAMBLE TO LUMP SUMS AND UNIT RATES

The lump sums, unit rates and prices included in this Section III – Remuneration shall be all-inclusive fixed for the WORK as specified in Section IV – Scope of Work, all in accordance with the CONTRACT and as authorised in the applicable PURCHASE ORDER, and shall include without limitation the cost of the following:

i)	Provision of all necessary project management and engineering, design, draughting and other technical services for the WORK, all as more fully described in Section IV – Scope of WORK;

ii)	The WORK as described in Section IV – Scope of WORK, attached;

iii)	Provision (including MOBILISATION, operation and DEMOBILISATION) of all personnel, materials and equipment required for full performance of the WORK;

iv)	Maintenance, repair and replacement of all necessary working equipment required for the execution of the WORK;

v)	Provision of onshore facilities and services to support the WORK;

vi)	Loading of CONTRACTOR’s materials and equipment onto COMPANY transport for delivery to COMPANY supply base and off-loading upon its return from offshore – all to COMPANY’s account;

vii)	Provision of all documents that may be required by Customs and Excise, Port Authorities and any other statutory body with jurisdiction or requirements in connection with CONTRACTOR’s equipment and materials;

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

viii)	All consumable items and those not incorporated into the WORK, including materials, supplies, welding rods, facilities, maintenance and running costs for construction, plant, workshops, other buildings, construction equipment, craneage, hoists, loadout apparatus, power generation equipment, temporary construction aids, shelters, vehicles, protective clothing for CONTRACTOR’s personnel and any other equipment or facilities to be utilised;

ix)	Compliance with all safety and medical requirements, and safety and survival training for CONTRACTOR’s personnel and the provision to CONTRACTOR personnel offshore for all safety, protective and survival clothing and equipment, and medical check-ups, and obtaining all medical and training certificates;

x)	All labour, materials, consumables and on-site services relating to inspection, and testing specifically called for by this CONTRACT, and any other tests considered necessary by CONTRACTOR;

xi)	Procurement, expediting, inspection, purchase, documentation, unloading, handling, storage, preserving and protection, packing, transportation and incorporation (permanently or temporarily) into the WORKS of all equipment and materials associated with the WORK;

xii)	The provision of all spares and consumables required during testing, Factory Acceptance Tests of any procured or repaired equipment including any testing / analysis equipment;

xiii)	The provision of all installation material spares including, but not limited to bolts and gaskets.

xiv)	Provision and installation of all protection materials necessary, whether of a temporary or permanent nature;

xv)	The provision of all permits, licences and other authorisations required to operate the CONTRACTOR’s equipment;

xvi)	Compliance with the requirements of COMPANY’s approved Verification Body (VB) to review and approve all detailed design activities, monitor construction activities and issue a statement of compliance for equipment and operations that will meet the requirements of COMPANY;

xvii)	The provision of all permits, licences and other authorisations required to perform the WORK;

xviii)	Compliance with the requirements of the United Kingdom DBERR, and H.S.E;

xix)	Compliance with and the provision of all necessary details in accordance with the “F” Gas Regulations;

xx)	Compliance with the requirements of the Civil Aviation Authority with regard to personnel fitness for travel;

xxi)	Royalties, patent and licence fees, usage of proprietary information and systems and similar items;

xxii)	Provision and maintenance of CONTRACTOR’s QA/QC system and EN BS ISO 9000 registration;

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

xxiii)	Development and implementation of all planning, cost, QA, materials and document controls;

xxiv)	Preparation of a Quality Plan for COMPANY APPROVAL describing the resources and activities which shall be employed to achieve the quality objectives for the WORK;

xxv)	Provision of SUBCONTRACT WORK, services and personnel of either a technical or professional nature as required;

xxvi)	Attendance of CONTRACTOR’s personnel at all meetings required by COMPANY and all costs associated therewith;

xxvii)	Production of all drawings and specifications, reproducing such drawings and specifications as required and COMPLETION of scope drawings as required by COMPANY in both hard copy and electronic format;

xxviii)	All documentation including operations and maintenance manuals for COMPANY approval, a verification manual for Independent Inspection Authority (IIA), and complete set of “As-built” drawings, certification and reports wherever appropriate;

xxix)	Provision of all tools including hand tools;

xxx)	Provision for onshore and offshore WORK of all direct, indirect, productive and non-productive labour, supervision, staff and management as are required for full performance of the WORK, including all wages and base salaries relating to normal, overtime, weekend, holiday or shift hours (whether day or night) and associated payroll burdens (including but not limited to premium payments, bonuses [including divers’ saturation premium and staff benefits], National Insurance Contributions and other payroll taxes, private health plan(s), pensions, employers’ liability or other insurances, sickness benefit, redundancy payments, industrial training levies, holidays, and all costs of crew changes, accommodation and living expenses, relocation and travel (so far as not expressly found to the contrary elsewhere within the CONTRACT) to achieve the completion of the WORK;

xxxi)	All of CONTRACTOR’s overheads or other cost including but not limited to finance costs, depreciation, costs of non-chargeable staff and management, CONTRACTOR vehicles, administrative, legal, insurance, accounting, tax advisory, auditing, finance, marketing, computing, clerical and secretarial services, materials, consumables, utilities, stationery, and telefax facilities and usage, graphics, draughting (including CAD), reproduction, electronic mail (including the provision of Microsoft Office system) and other network computer facilities arising out of its corporate head office or other offices at which the WORK is being performed;

xxxii)	Maintenance of buildings, workshops, offices, plant and equipment and all other parts and items in CONTRACTOR’s onshore site facility in a safe and operational condition including labour, materials, spare parts and other services;

xxxiii)	Provision of any buildings, offices, workshops and other facilities (including site preparation and temporary WORKS) as required to complete the WORK and services hereto;

xxxiv)	All travel, subsistence and associated costs including but not limited to hotel accommodation, air travel, taxi, car hire, meals and the like (so far as not expressly found to the contrary elsewhere in the CONTRACT) – travel and accommodation for CONTRACTOR personnel to be reimbursed as expensed;

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CONTRACT NO: C2394

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xxxv)	Provision of a Performance Bond and/or Parent Company Guarantee in accordance with the provisions of the CONTRACT (not required);

xxxvi)	Provision of CONTRACTOR’s insurance cover as required by the CONTRACT, including all associated costs;

xxxvii)	The cost of any deductibles associated with claims made against COMPANY’s Construction All Risks or other Insurance Policy;

xxxviii)	All remedial WORK necessary for compliance with the requirements of the CONTRACT;

xxxix)	Any costs associated with the free-issue materials and equipment;

xl)	All other overheads, risks, depreciation, expenses, liabilities and obligations which under the terms of the CONTRACT are to be borne by CONTRACTOR and other risks which CONTRACTOR could reasonably expect to bear in the performance of the WORK, and compliance with the CONTRACT articles generally;

xli)	CONTRACTOR’s profit;

xlii)	COMPANY shall not consider any request for additional reimbursement for loss of revenue, overheads or profit as a result of any, omission or addition due to the method which the CONTRACTOR has used to determine the CONTRACT PRICE.

xliii)	The Manhour Rates shall apply to any applicable VARIATION under the Contract and shall include but not be limited to:

●	All wages and salaries relating to normal, weekend, holiday or shift hours (whether day or night), overtime premiums, National Insurance contributions, private health plan, pensions, employer’s liability or other insurance, sickness benefit, holidays and bonuses;

●	Onshore hourly rates shall be reimbursed for the actual number of hours worked, as approved by COMPANY by means of timesheets;

●	Offshore day rates shall be reimbursed for each day CONTRACTOR’s personnel are offshore, as approved by COMPANY by means of timesheets. Part days shall be pro-rated.

xliv)	The day rates shall be inclusive of the items and activities specified herein and as detailed in Section IV – Scope of WORK.

xlv)	The daily stand-by rates shall be payable, providing that in all respects the CONTRACTOR had programmed, was ready and available for work and shall be deemed to cover all costs and expenses incurred during a 24 hour period. Any stand-by occurring for less than 24 hours per day shall be reimbursed pro-rata from the day rate based on a 24-hour day; reimbursement shall be to the nearest half hour.

xlvi)	DELETED

xlvii)	The day rates shall not be payable in the event that the CONTRACT is suspended due to the negligence or fault of CONTRACTOR pursuant to the CONTRACT.

xlviii)	In the event of award of CONTRACT, this shall be duplicated into Section III – Remuneration of the Pro Forma Contract and form part of CONTRACT.

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CONTRACT NO: C2394

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3.0	ONSHORE AND OFFSHORE PERSONNEL

3.1	The onshore and offshore personnel rates quotes shall be for personnel working on any UK and/or UKCS WORKSITE.

3.2	All accommodation and subsistence at the COMPANY’s offshore WORKSITE shall be to the COMPANY’s account.

3.3	The offshore day rate for the CONTRACTOR GROUP’s personnel shall be paid from the time of scheduled check-in at the COMPANY’s mobilisation point, en route to the offshore location, until return to same. The only exceptions to this are on ‘Mobilisation’ and ‘Demobilisation’ days, being the crew change days. On crew change days, a charge for one (1) of the CONTRACTOR GROUPs personnel only, will be accepted by the COMPANY (i.e. outgoing CONTRACTOR GROUP’s personnel will be reimbursed but not the incoming CONTRACTOR personnel on crew rotation). Subject to normal operating requirements, the COMPANY will transport the CONTRACTOR GROUP’s personnel between the mobilisation point and the offshore WORKSITE. Such transportation shall at all times be at the COMPANY’s discretion.

3.4	In the event of any delay in departure from the mobilisation point to the offshore WORKSITE, the CONTRACTOR GROUP’s personnel shall remain at the mobilisation point until stood down by the COMPANY. Should such delay result in the CONTRACTOR GROUP’s personnel remaining on standby overnight, the COMPANY (to suite operational requirements) shall reimburse the CONTRACTOR an agreed lump sum per night to cover accommodation in Aberdeen, meals and transportation to/from the accommodation and heliport, for those CONTRACTOR GROUP personnel normally not residing locally i.e. outwith a forty (40) mile radius of the mobilisation point. Such payments will be progressed in accordance with the applicable provisions of Section III – Remuneration.

3.5	The COMPANY shall be responsible for arranging meals, accommodation and transport as appropriate, all to its account if the helicopter having taken off from the drilling unit and/or other associated intervention vessel diverts to land at a location other than Aberdeen.

3.6	The COMPANY shall be liable for any documented costs incurred by the CONTRACTOR GROUP’s from the scheduled check-in time or subsequent to the disembarkation of the CONTRACTOR GROUP’s personnel at the designated demobilisation point, located in Aberdeen.

3.7	For the avoidance of doubt, the offshore working day shall be for a minimum twelve (12) hour day, and any hours worked in excess of this on any particular day shall be deemed to be included in the pertinent offshore daily rate.

3.8	The onshore daily rate(s) contained within this Section III – Remuneration, shall apply for each eight (8) hour day spent productively working onshore. In the event that only partial day is worked, then reimbursement shall be made on a pro-rata basis. In the event that more than eight (8) hours are worked in the same day, then such hours (over the nominal eight (8) hours) are deemed to be included in the pertinent onshore personnel day rate, and the COMPANY shall not be liable for any overtime charges. The only exception to this would be where specific overtime work is authorised in writing in advance by the COMPANY REPRESENTATIVE, and where a schedule of pertinent overtime rates per hour worked for each personnel category is agreed between both PARTIES.

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3.9	CONTRACTOR shall not remove, replace or transfer any personnel without prior agreement of COMPANY. CONTRACTOR shall submit complete resumes of all personnel to COMPANY for review prior to assigning personnel to the CONTRACT. COMPANY retains the right to remove any of CONTRACTOR’s personnel for lack of performance or irregular conduct.

4.0	PLANT / EQUIPMENT / MATERIALS / TOOLS ETC (NOT USED – SEE 7.0 BELOW )

(SECTION DELETED)

5.0	THIRD PARTY MATERIALS AND SERVICES

The COMPANY shall reimburse the CONTRACTOR for the provision of third party goods and services at actual net documented cost, provided that such goods and services:

(a)	Are required solely for the performance of the WORK being additional to that specified or referred to in Section IV – Scope of Work and which are not included in Section III – Remuneration

(b)	Have been requested by the COMPANY in advance in writing; and,

(c)	Have been provided at demonstrably competitive rates, sums or prices.

6.0	CLAIMS

COMPANY will not be obliged to consider any claim by CONTRACTOR unless the following procedure is strictly adhered to:

(a)	CONTRACTOR will submit written notice to COMPANY within twenty-eight (28) days of the occurrence constituting such claim.

And

(b)	CONTRACTOR will submit to COMPANY a written detailed statement of any such claim, which may be subject to audit, within sixty (60) days of the occurrence constituting such claim.

Claim submissions identified outside the time scale described above shall be considered to be time barred.

7.0	RENTAL EQUIPMENT

“RENTAL EQUIPMENT” means the PB3 PowerBuoy as specified in Exhibit 1 of the CONTRACT and any substitutions or replacements of the PB3 PowerBuoy and all related accessories (other than those provided by the COMPANY), and any manuals and instructions as may be appropriate.

“RENTAL PERIOD” means that period of time beginning when RENTAL EQUIPMENT is delivered to COMPANY’s designated place of delivery, specified in Exhibit 2, and ending when such RENTAL EQUIPMENT is returned to COMPANY’s designated place of redelivery, specified in Exhibit 2.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

7.1	CONTRACTOR represents and warrants to COMPANY that RENTAL EQUIPMENT shall:

(a)	comply with the description and any specification or sample specified in Exhibit 1;
(b)	be new or as new and fit for the purpose specified in the CONTRACT;
(c)	be free from defects in design, material and workmanship that prevent the RENTAL EQUIPMENT from operating or performing as designed or in accordance with the specifications identified in Exhibit 1;
(d)	comply with all applicable statutory and regulatory requirements relating to manufacture, testing, calibrating, labelling, packaging, storage, handling and delivery.

7.2	CONTRACTOR is hereby put on notice that the RENTAL EQUIPMENT is to be used offshore by COMPANY. COMPANY is responsible for the offshore deployment and retrieval of RENTAL EQUIPMENT in accordance with directions and instructions provided CONTRACTOR.

7.3	Special returnable containers used for the delivery of RENTAL EQUIPMENT shall be returned to CONTRACTOR upon the delivery and/or installation of the RENTAL EQUIPMENT.

7.4	Charges in respect of RENTAL EQUIPMENT used offshore shall, unless otherwise agreed in writing, apply only during the RENTAL PERIOD. COMPANY shall provide CONTRACTOR with written notice of the date when the RENTAL PERIOD shall end and such written notice shall be provided at least 15 calendar days prior to the date when the RENTAL PERIOD shall end.

7.5	RENTAL EQUIPMENT, and any intellectual property associated with or embedded within RENTAL EQUIPMENT, shall at all times remain the property of CONTRACTOR, and COMPANY shall have no right, title or interest in or to RENTAL EQUIPMENT save the right to possession and use of the RENTAL EQUIPMENT subject to the terms and conditions of this CONTRACT. COMPANY shall have no obligation in respect of the RENTAL EQUIPMENT during the RENTAL PERIOD save (a) to maintain and operate RENTAL EQUIPMENT in accordance with the instructions provided by CONTRACTOR; (b) to make payment for RENTAL EQUIPMENT as agreed in the CONTRACT.

7.6	CONTRACTOR waives any right of lien against the RENTAL EQUIPMENT during the RENTAL PERIOD. CONTRACTOR shall not at any time during the RENTAL PERIOD suffer or permit any lien, attachment or encumbrance to be imposed by any PERSON upon any RENTAL EQUIPMENT (or any part thereof) by reason of a claim or demand against CONTRACTOR.

7.7	COMPANY shall be responsible for the RENTAL EQUIPMENT during the RENTAL PERIOD and COMPANY acknowledges that CONTRACTOR shall not be responsible for, and indemnifies CONTRACTOR from any claims for, any loss of or damage, to third parties arising out of or in connection with any misuse or mishandling of the RENTAL EQUIPMENT by COMPANY GROUP during the RENTAL PERIOD.

7.8	Notwithstanding Clause 7.7 above the RENTAL EQUIPMENT and title thereto shall remain the property of the CONTRACTOR at all times. Risk of loss or damage to the RENTAL EQUIPMENT shall be with CONTRACTOR at all times during the term of the CONTRACT, and CONTRACTOR indemnifies, releases and holds harmless the COMPANY GROUP in respect of loss or damage to the RENTAL EQUIPMENT irrespective of cause and notwithstanding the negligence or breach of duty (whether statutory or otherwise) of the COMPANY GROUP.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

B	SCHEDULE OF RATES

Any remuneration will be in accordance with each CONTRACT for WORK (“CONTRACT”), executed by way of a PURCHASE ORDER.

1.0	RATES, SUMS AND PRICE SCHEDULES

CONTRACTOR will detail a full list of personnel required to perform the WORK as set out in Section IV – Scope of Work and provide all-inclusive day rates for each and every category.

CONTRACTOR will provide an exhaustive list of equipment which may be required in the performance of the WORK as set out in Section IV – Scope of Work and will provide daily rental rates for each or as agreed with COMPANY REPRESENTATIVE.

2.0	GENERAL

2.1	The description of prices contained in this Section III is for the convenience of CONTRACTOR and COMPANY in the pricing and administration of payment for the WORK. As such, the descriptions are deemed to represent the total requirement for the Scope of Work. No claim or submission for additional compensation shall be accepted by COMPANY on the grounds that CONTRACTOR failed, or was unable, to price am item of the WORK which could be reasonably identified from the scope.

2.2	CONTRACTOR shall be responsible for notifying COMPANY, within seven (7) working days, of all CONTRACTOR equipment which has not been returned as planned. Failure to notify COMPANY of non-return of equipment shall result in equipment status being off-hire.

3.0	PRICING

3.1.1	PRE TRIAL WORK

ITEM	LIST PRICE	PRICE TO CUSTOMER	COMMENTS
Trial definition and System design	***	***	Assistance to define the functionality and sensors required
Integration of sensors and modification of functionality on software	***	***	Integration of equipment onto the PB3 FAT & system functionality test in house pre shipment. Sensor NRE in excess of $*** shall be billed at cost
Project management, design/operations meetings & logistics planning	***	***	In-house manpower
Delivery of PB3 to Aberdeen	***	***	Delivered Quayside Aberdeen – COMPANY to act as Consignee and
All risk insurance policy	***	***	Insurance for any loss or damage to the PB3. The cost of the insurance policy shall be billed at cost, and any deductibles or retentions required under the policy for any claims made shall be billed at cost.

***This information has been omitted in reliance upon Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and has been filed separately with the Securities and Exchange Commission.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

3.1.2	INITIAL TRIAL PERIOD – 3 MONTHS

ITEM	LIST PRICE	PRICE TO CUSTOMER	COMMENTS
Onsite support (2 men x 14 days)	***	***	Mobilisation / deployment supervisory and advisory role
Remote monitoring of the system	***	***	Initial high intensity monitoring support of PB3
Training of COMPANY personnel for monitoring of system	***	***	To enable COMPANY personnel to monitor the system on day to day basis
3 Month Rental of PB3	***	***	Based on single 3 month rental

3.1.3	OPTION PERIOD 1 – 6 MONTHS

ITEM	LIST PRICE	FIRM PRICE TO CUSTOMER	COMMENTS
PB3 Rental for 6 months	***	***	Supervisory and advisory role
Remote monitoring of the system for 6 months	***	***	Monitoring / support for periodic health checks and monthly reporting
Decommissioning of PB3 support services	***	***	One man for 14 days max excluding travel & expenses
Shipment from Aberdeen to Monroe Township, NJ	***	***	FOB Aberdeen

3.1.4	OPTION PERIOD 2 – 3 MONTHS

ITEM	OPTION 2 FIRM PRICE	COMMENTS
PB3 Rental for 3 months	***	Optional extension post 6 month rental period
Monthly Rental	***	Flexibility in case of shorter / longer extension
PB3 Rental for 3 years	***
PB3 Purchase Price	***	PB3 price valid until 31 Dec 2018
Decommissioning of PB3	***	One man x 14 days
Unscheduled onsite support visit services	***	Per man day (min 5 days) excluding travel & expenses
Remote monitoring support (post 3 month	***	Per month

Notes to Pricing:

●	All prices are firm for the duration of the CONTRACT, based in US Dollars and exclusive of all UK taxes, VAT and customs duties
●	Initial Trial Period includes four (4) hours of remotely conducted monitoring training for COMPANY personnel, to be provided remotely by webcast or similar means. Additional training is additional at cost.
●	Additional deployment site visits post Initial Trial Period are chargeable to COMPANY

***This information has been omitted in reliance upon Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and has been filed separately with the Securities and Exchange Commission.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

●	Mooring design services, validation of mooring design, mooring installation procedures and mooring procurement shall be provided at COMPANY cost. Verification of mooring design included in Initial Trial Period by CONTRACTOR
●	Subject to COMPANY approval, PB3 rental shall be invoiced one (1) month in advance, commencing after 3.1.1 Initial Trial Period. The first rental payment shall include the first and second months rental fee. Thereafter, invoicing shall be monthly.
●	COMPANY to facilitate the provision of all mooring equipment and charter of suitable deployment and recovery vessels in accordance with CONTRACTOR approved PB3 loadout and recovery procedures. Recovery and deployment of PB3 will be provided for at COMPANY expense and performed under the supervision and instruction of CONTRACTOR. Permits and authorisations required for deploying the PB3 shall be obtained and maintained by COMPANY
●	Sensor NRE costs more than $*** shall be invoiced at net documented cost.
●	All communication costs, Satcom, 4G shall be to COMPANY’s cost
●	All prices are exworks CONTRACTOR premises Monroe Township, New Jersey, USA, CONTRACTOR to arrange delivery based on INCOTERM 2010 DAP to COMPANY designated delivery port and back charge in advance to COMPANY. All costs associated with quayside activity, storage and staging, transportation ex Aberdeen shall be provided by COMPANY at COMPANY’s cost.
●	PB3 standard warranty applies during the Rental Period (one year parts, labour and expenses), thereafter prices as above, COMPANY to provide suitable recovery vessel and support services to and from PB3 WORKSITE.
●	Remote monitoring service – initial 3 month trial period, no charge. High intensity for initial 2 weeks after deployment, reducing gradually thereafter to basic cover after 1st month (2 hrs per day, plus monthly report of system performance, performance monitoring, alarm resolution, telephone support to COMPANY, periodic tuning of the PB3 for maximum power production).
●	Travel and Lodging shall be reimbursed at Cost +10% (copy of receipts to accompany invoice and travel expense claim)

***This information has been omitted in reliance upon Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and has been filed separately with the Securities and Exchange Commission.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

SECTION IV

SCOPE OF WORK

A	INTRODUCTION

1.0	GENERAL

1.1	The WORK shall be performed fully in accordance with the provisions of the CONTRACT as authorised by the relevant PURCHASE ORDER(s).

1.2	CONTRACTOR shall, upon receipt of a PURCHASE ORDER, carry out the WORK as required and as described in this Section IV and in Section III.7.

1.3	The CONTRACTOR warrants that it:

(a) Possesses the necessary skills, equipment, personnel and organisation to perform the WORK in a manner satisfactory to the COMPANY and has a verified competency assurance system in place.

(b) Will conduct all activities in connection with the WORK in full compliance with all relevant and prevailing statutory requirements, codes, standards, specifications and regulations as applicable to the WORK.

(c) Will conduct all activities in connection with the CONTRACT in full compliance with all of the COMPANY’s policies, procedures and guidelines which are now, or may in future become applicable to the CONTRACTOR’s performance of the WORK, in a manner that is ethical and of the highest integrity, and will not engage in any form of illegal information brokering.

1.4	The CONTRACTOR shall ensure that it contacts the COMPANY REPRESENTATIVE to establish which of the COMPANY’s procedures apply to the WORK and to obtain an up-to-date copy of such procedures prior to the commencement of the WORK. It shall be the CONTRACTOR’s responsibility to thereafter ensure that the WORK is at all times performed, and that any items provided by the CONTRACTOR are, in accordance with the COMPANY’s procedures, specifications and statutory requirements.

At the COMPANY’s sole discretion, the CONTRACTOR may be required to propose the CONTRACTOR’S own procedures or specifications for the COMPANY’s approval and, once approved, adhere to them for the execution of the WORK.

1.5	During the term of the CONTRACT, the primary responsibility of both the COMPANY and the CONTRACTOR is to ensure the safe execution of the WORK. The COMPANY and the CONTRACTOR shall ensure effective management of all safety and environmental issues. Priority shall be given to minimising risks and minimising the exposure of all personnel to risks.

1.6	During the terms of the CONTRACT and as directed by the COMPANY, the CONTRACTOR REPRESENTATIVE shall have regular operational meetings with the COMPANY REPRESENTATIVE to discuss and provide details of the CONTRACTOR’s performance.

2.0	PERSONNEL

2.1	The CONTRACTOR will, in accordance with the provisions of this CONTRACT, provide the necessary number of competent and skilled personnel to manage and undertake the WORK, in accordance with good UKCS oil & gas field practice, all legislative requirements and the CONTRACT.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

2.2	The CONTRACTOR shall provide all necessary management, administrative and technical support personnel, at the CONTRACTOR’s base, to fully support the WORK.

2.3	The CONTRACTOR GROUP’s personnel will be capable of troubleshooting and correcting equipment/tool problems and failures. In the event that any member of the CONTRACTOR GROUP’s personnel is unable to perform their duties adequately, or fails to have proper equipment available, the CONTRACTOR shall replace such personnel, or remedy the situation to the COMPANY’s satisfaction, at the sole expense of the CONTRACTOR within forty-eight (48) hours.

2.4	Due to the nature of its activities, the COMPANY expects the maximum flexibility in the CONTRACTOR’s provision of the WORK. The CONTRACTOR GROUP’s personnel shall be required to be flexible in working hours, working relationships and location.

2.5	CONTRACTOR maybe requested to provide dedicated personnel for the provision of the WORK. Reimbursement shall be charged at the rates contained within Section III – Reimbursement.

2.6	All of the COMPANY’s operations will be conducted in English and the CONTRACTOR must ensure all of the CONTRACTOR GROUP’s personnel are fluent in spoken and written English. The COMPANY reserves the right to reject any such personnel whose English is not of a sufficient standard.

2.7	All personnel changes proposed by the CONTRACTOR must be discussed between the PARTIES and shall only be completed with the prior written approval of the COMPANY. In addition, KEY PERSONNEL alterations shall be subject to a management of change process, which must be agreed by the COMPANY sufficiently in advance, of the commencement of such a change, so as to permit a mutually satisfactory handover, which shall be a period of not less than thirty (30) days, to transfer operational knowledge to the replacement personnel. Replacement personnel shall be of an acceptable standard with similar experience to that detailed in the original personnel’s CV.

2.8	The CONTRACTOR shall provide the COMPANY with a list of twenty-four (24) hour contact details such that KEY PERSONNEL can always be contacted to discuss forthcoming and ongoing operations.

3.0	EQUIPMENT

3.1	The CONTRACTOR shall ensure that all equipment sent to the WORKSITE shall comply with the applicable specifications, procedures and regulations applicable to the WORKSITE.

3.2	CONTRACTOR shall ensure that all equipment is provided with all necessary certification, data sheets, packaging and slings, where required.

4.0	SUBCONTRACTORS

4.1	The CONTRACTOR shall clearly identify areas of potential SUBCONTRACT involvement within the workscope and advise the COMPANY of proposed or potential SUBCONTRACTOR(S).

5.0	INTERFACING

5.1	Should the CONTRACTOR be required to interface and undertake co-ordination activities with other contractors as relevant to the WORK, the CONTRACTOR shall agree with the COMPANY REPRESENTATIVE, the frequency and format of any meetings and co-ordination matters necessary between the CONTRACTOR and other parties.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

B	SCOPE OF WORK

1.0	GENERAL

CONTRACTOR shall provide for use by COMPANY one PB3 PowerBuoy Intelligent Monitoring Buoy (PB3), and associated sensor / alert equipment and support monitoring services as directed by COMPANY REPRESENTATIVE. The technical specification for the PB3 is set forth in Exhibit 1 to this CONTRACT.

The WORK shall be performed fully in accordance with the provisions of the CONTRACT, as authorised by the relevant PURCHASE ORDER(s). CONTRACTOR shall, upon receipt of PURCHASE ORDER, carry out the WORK as required and as described in the aforesaid PURCHASE ORDER. As set forth in Exhibit 2, commencement of the Trial Period shall occur once the PB3 is delivered to COMPANY in Aberdeen and deemed fit for purpose as set forth in Exhibit I.

2.0	DESCRIPTION OF THE WORK

2.1	Summary Description

2.1.1	The WORK shall include the project management, engineering, design, supply, procurement, expediting, manufacturing, fabrication, inspection, acceptance testing, packaging and support during well intervention and abandonment programmes.

2.1.2	The WORK shall also include the provision of labour, supervision, QA/QC, equipment, consumables, materials, procurement, services and other resources necessary for, or incidental to, the complete performance of the WORK.

2.1.3	CONTRACTOR shall provide equipment and tools as agreed and specified in Exhibit 1. All equipment supplied shall be deemed to include the supply of all back-ups, consumables, spares and ancillary equipment necessary for the WORK.

2.1.4	COMPANY shall maintain and operate its equipment in accordance with CONTRACTOR’s recommendations and in a safe and operationally efficient manner in accordance with the requirements and instructions issued from time to time by CONTRACTOR.

2.2	Rental Tools and Associated Equipment (NOT USED – SEE SECTION III.7 ABOVE)

2.3	Personnel

2.3.1	The CONTRACTOR will, in accordance with the provisions of this CONTRACT as authorised by any relevant PURCHASE ORDER, provide the necessary number of competent and skilled personnel to manage and undertake the WORK, in accordance with good UKCS oil & gas field practice, all legislative requirements and the CONTRACT.

2.3.2	The CONTRACTOR shall provide all necessary management, administrative and technical support personnel, at the CONTRACTOR’s base, to fully support the WORK.

2.3.3	The CONTRACTOR GROUP’s personnel will be capable of troubleshooting and correcting equipment/tool problems and failures. In the event that any member of the CONTRACTOR GROUP’s personnel is unable to perform their duties adequately, or fails to have proper equipment available, the CONTRACTOR shall replace such personnel, or remedy the situation to the COMPANY’s satisfaction, at the sole expense of the CONTRACTOR within forty-eight (48) hours.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

2.3.4	Due to the nature of its activities, the COMPANY expects the maximum flexibility in the CONTRACTOR’s provision of the WORK. The CONTRACTOR GROUP’s personnel shall be required to be flexible in working hours, working relationships and location.

2.3.5	CONTRACTOR shall guarantee performance of the WORK on a 24 hour, 365 day basis.

2.3.6	CONTRACTOR maybe requested to provide dedicated personnel for the provision of the WORK. Reimbursement shall be charged at the rates contained within Section III – Reimbursement.

2.3.7	All of the COMPANY’s operations will be conducted in English and the CONTRACTOR must ensure all of the CONTRACTOR GROUP’s personnel are fluent in spoken and written English. The COMPANY reserves the right to reject any such personnel whose English is not of a sufficient standard.

2.3.8	CONTRACTOR shall supply personnel to undertake both onshore and offshore Services. CONTRACTOR shall be responsible for ensuring that its personnel are fully equipped, at CONTRACTOR’s cost, with suitable protective clothing.

2.3.9	All personnel changes proposed by the CONTRACTOR must be discussed between the Parties and shall only be completed with the prior written approval of the COMPANY. Replacement personnel shall be of an acceptable standard with similar experience to that detailed in the original personnel’s CV.

2.3.10	The CONTRACTOR shall provide the COMPANY with a list of twenty-four (24) hour contact details such that KEY PERSONNEL can always be contacted to discuss forthcoming and ongoing operations.

2.4	Equipment

2.4.1	The CONTRACTOR shall ensure that all equipment sent to the WORKSITE shall comply with the applicable specifications, procedures and regulations applicable to the WORKSITE.

2.4.2	CONTRACTOR shall ensure that all equipment is provided with all necessary certification, data sheets, packaging and slings.

2.5	Subcontractors

2.5.1	CONTRACTOR shall clearly identify areas of potential SUBCONTRACT involvement within the WORK and advise the COMPANY of proposed or potential SUBCONTRACTOR(S).

3.0	INTERFACING

3.1	Should the CONTRACTOR be required to interface and undertake co-ordination activities with other Contractors as relevant to the WORK, the CONTRACTOR shall agree with the COMPANY REPRESENTATIVE, the frequency and format of any meetings and co-ordination matters necessary between the CONTRACTOR and other parties.

4.0	COMPANY AND CONTRACTOR INTERACTION

4.1	The COMPANY will monitor the CONTRACTOR’s activities relative to quality, value of WORK completed and schedule requirements and in compliance with the CONTRACT. This will be carried out by utilising the COMPANY personnel who will be responsible for the safeguarding of the COMPANY’s interests.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

(a) Monitor the WORK of the CONTRACTOR GROUP;
(b) Review selected engineering documentation, requisitions, calculations, manuals, etc., issued for review at various stages of the design;
(c) Review VARIATION Proposals submitted by the CONTRACTOR for approval; and
(d) Establish regular meetings with the CONTRACTOR to discuss and evaluate progress of the WORK and other items relevant to the CONTRACT.

4.2	Regular meetings shall be held between the COMPANY and the CONTRACTOR as agreed with CONTRACTOR REPRESENTATIVE and COMPANY REPRESENTATIVE.

4.3	When meetings are confirmed, the agreed agenda shall be issued to all parties concerned.

Both the COMPANY and the CONTRACTOR shall ensure, in accordance with their respective responsibilities that reports, documentation and forward planning information relating to agenda items are issued in sufficient time to allow adequate preparatory study and evaluation, as agreed between the COMPANY and the CONTRACTOR.

4.4	CONTRACTOR shall be responsible for preparing minutes of every meeting whenever any meeting is held. The CONTRACT title, meeting location, date, time and a list of those present must be included at the head of the minutes.

All actions defined at the meeting must be numbered and those responsible for undertaking the action highlighted and submitted to COMPANY REPRESENTATIVE within forty-eight (48) hours of completion of the meeting.

5.0	DOCUMENTATION MANAGEMENT

5.1	CONTRACTOR shall ensure that all necessary and contemporary legal records are maintained and are available for inspection at all times.

5.2	Documentation including vendor instruction manual, technical bulletins and other amendments issued by vendors, inspection reports, certification and technical reports, shall be provided by the CONTRACTOR in hard copy and uploaded into COMPANY’s electronic database by the CONTRACTOR. CONTRACTOR shall collate the foregoing documentation for all existing equipment and update the documentation for all new equipment.

6.0	PLANS, PROGRAMME & SCHEDULE

6.1	The CONTRACTOR shall commence performance of the WORK in accordance with the schedule set forth in Exhibit 2 and shall proceed with the same with all due diligence, so as to achieve the completion of the WORK on or before the specified completion date.

6.2	The CONTRACTOR shall at all times afford the WORK the highest priority and shall not assign to any other work a priority which affect or interferes with the due and timely performance of the WORK in accordance with the agreed programme.

6.3	Where applicable to the WORK, the CONTRACTOR shall develop a Risk Identification Analysis which identifies typical risks associated with its WORK, covering: project management, procurement and associated QA/QC phases along with technical and Health Safety and Environmental issues.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

6.4	If at any time during the course of its performance of the WORK, the CONTRACTOR for any reason believes that the WORK or any part thereof cannot be completed in accordance with the programme, the CONTRACTOR shall promptly notify the COMPANY in writing of such possible delay and specify the following:

	(a)	Cause of the delay;
	(b)	Effect on the agreed programme; and
	(c)	Remedial action considered appropriate

6.5	If in the opinion of the COMPANY, the CONTRACTOR’s progress is inadequate or the CONTRACTOR fails to comply with the agreed programme then the COMPANY shall notify the CONTRACTOR of such inadequacy in writing and the CONTRACTOR shall, at no additional expense to the COMPANY, immediately take such action as the COMPANY considers necessary to comply with the requirements of the agreed programme.

6.6	CONTRACTOR shall provide the necessary resources and services to effectively manage all aspects of the WORK associated with the CONTRACT. The WORK shall be completed in accordance with CONTRACTOR’s established quality assurance procedures and systems.

6.7	CONTRACTOR shall ensure that all aspects of the WORK are in compliance with UK statutory requirements and current health and safety legislation and shall ensure that all equipment provided (whether purchased or rented) is of sound quality and complies with recognised industry standards and codes.

6.8	CONTRACTOR shall endorse COMPANY supplied documents to the effect that they are sufficient and adequate in content and correctness for the CONTRACTOR to carry out the WORK in accordance with terms and conditions of the CONTRACT and agreed delivery schedule. CONTRACTOR shall report to COMPANY any discrepancies in such technical documents discovered during its review of same in accordance with the CONTRACT. Conflicts between specifications, codes, standards and drawings shall be resolved by COMPANY whose decision shall be final and binding on both parties.

6.9	The CONTRACTOR shall provide, maintain and be responsible for the management and control of all resources and SUBCONTRACTORs which are involved in all aspects of the WORK. The CONTRACTOR shall co-ordinate and interface with COMPANY in the performance of the WORK. COMPANY shall have reasonable access to any place where the WORK is undertaken, and shall have open and unrestricted communication with any of CONTRACTOR’s personnel.

6.10	CONTRACTOR shall ensure that the proposed management structure demonstrates a full commitment to maintaining and administering the quality and safety of the WORK. As a minimum, the CONTRACTOR shall be responsible for the following:

	●	Putting in place all insurances required in the name of the CONTRACTOR;
	●	Planning and progress control;
	●	Cost and invoicing control;
	●	Design and interface engineering;
	●	Change control;
	●	Procurement of CONTRACTOR materials and equipment;
	●	Award and administration of SUBCONTRACTS;
	●	Material Control;
	●	HSEQ management;
	●	Reporting.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

7.0	MANAGEMENT

7.1	It is the intent of the CONTRACT that the WORK will be executed to the mutual satisfaction of both parties, at the highest level of safety and execution performance for the lowest possible cost and in a timely manner, commensurate with excellence in quality standards. CONTRACTOR’s overall management of the services shall be proactive in seeking innovative, efficient working methods and approaches to problems and issues that arise.

7.2	CONTRACTOR will provide sufficient management resource such that the programmes of work are organised, planned and effectively co-ordinated with all other site activities to ensure efficient implementation.

7.3	CONTRACTOR shall be required to maintain an environment that supports quantifiable and measurable continuous performance improvement. CONTRACTOR shall provide adequate management support to achieve the objectives with the CONTRACTOR’s REPRESENTATIVE, being given overall responsibility, authority and accountability within the CONTRACTOR’s organisation for the success of the CONTRACT and for the interface with the COMPANY REPRESENTATIVE.

8.0	CALL-OFF SERVICES (NOT USED)

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

SECTION V

ADMINISTRATION INSTRUCTIONS

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

SECTION V - ADMINISTRATION INSTRUCTIONS

1.0	Introduction

This Section sets out certain WORK related ‘General Administration’ which shall be adopted by the CONTRACTOR in the performance of the WORK under this CONTRACT.

All communications between the Parties shall include a reference to the CONTRACT number, and/or associated PURCHASE ORDER.

2.0	Invoice Management / Instructions

All invoices submitted by the CONTRACTOR must be on a strict monthly basis, and in a structured manner, which can be easily monitored against forecast expenditure. In instances where the CONTRACTOR is supplying materials and/or services to one or more of the WORKSITES separate invoices should be submitted for each location.

The CONTRACTOR shall submit 1 (one) original sales invoice to the following address and contact person for payment:

By email to:              aberdeen-accounts@premier-oil.com

(Please note all invoices should be single attachments and the total size of the email, including the attachments, should be no greater than 12mb or the email maybe rejected due to size)

All invoices must contain the following information :-

●	Contract Number – POUK C2394

●	Platform (Location / Asset) – e.g. Huntington or as detailed within the PURCHASE ORDER – will always be uniquely numbered

●	Cost centres / Account codes: Shall be detailed in the relevant PURCHASE ORDER

Failure to incorporate this information on the invoice may lead to the invoice being returned to CONTRACTOR

CONTRACTOR shall ensure that all necessary back up is attached to invoices to enable ease of checking. In particular, good quality copies of the following shall be attached (as applicable):

●	Cargo Summary Ticket(s);

●	CONTRACTOR Outbound Manifest(s), Receipt and Delivery Ticket(s);

●	CONTRACTOR Inward Manifest(s), Consignment Note(s);

●	Authorised Timesheets by COMPANY REPRESENTATIVE or designated COMPANY personnel; and

●	Work Instruction(s).

CONTRACTOR may only invoice for completed WORK following receipt and retention of duly executed original PURCHASE ORDER

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

3.0	Purchase Order Mechanism

3.1	COMPANY shall issue a unique PURCHASE ORDER number for each individual WORK requirement to be undertaken by the CONTRACTOR under the CONTRACT. Prior to the PURCHASE ORDER being issued the following procedure shall be complied with by the parties:

(a) COMPANY shall submit to the CONTRACTOR a written scope of requirements.
(b) CONTRACTOR shall, on receipt of the written scope of requirements submit to the COMPANY electronically, a uniquely referenced quotation submission detailing the method, resources and price for completing the WORK, in accordance with Section III, Remuneration. In the event that revisions are required to the original or to any subsequent quotations issued by the CONTRACTOR, the CONTRACTOR shall give each revision a unique reference.
(c) On the receipt of the final version of the quotation from the CONTRACTOR, COMPANY shall issue a PURCHASE ORDER to the CONTRACTOR containing CONTRACTOR’s unique reference for the WORK and the PURCHASE ORDER number. This is the PURCHASE ORDER upon which the CONTRACTOR shall commence the WORK (refer to the sample format provided in Attachment 1). The PURCHASE ORDER shall also contain the information detailed in Clause 2.0 above.

3.2	Notwithstanding 3.1 above, in the event that the COMPANY requests by way of a telephone call to the CONTRACTOR that the CONTRACTOR undertakes WORK under the CONTRACT, the CONTRACTOR shall, as soon as practicable thereafter, send a written electronic notification to the COMPANY specifying the CONTRACT and PURCHASE ORDER Number, the WORK to be performed, the schedule and cost. This form of commitment mechanism shall constitute a PURCHASE ORDER.

3.3	Written acknowledgment of the PURCHASE ORDER by the CONTRACTOR or commencement by the CONTRACTOR of any part of the WORK described therein shall be deemed to be acceptance of the PURCHASE ORDER and the terms and conditions of this CONTRACT.

3.4	In the event of any member of the CONTRACTOR GROUP and/or any equipment owned, hired, leased or otherwise belonging to any member of the CONTRACTOR GROUP being mobilised to a COMPANY OFFSHORE FACILITY to undertake WORK on behalf of the COMPANY in circumstances where no PURCHASE ORDER has been entered into by the parties, but the provisions of 3.2 above have been applied, then the terms and conditions of this CONTRACT shall apply in their entirety to such a mobilisation and/or WORK.

3.5	COMPANY has no obligation towards CONTRACTOR in connection with the CONTRACT until such time as a PURCHASE ORDER is issued. COMPANY gives no guarantee of any WORK being generated as a result of a CONTRACT being entered into between COMPANY and CONTRACTOR.

4.0	Interfacing (Not Used)

Should the CONTRACTOR be required to interface and undertake co-ordination activities with other contractors as relevant to the WORK as detailed in Section IV – Scope of WORK, the CONTRACTOR shall agree with COMPANY REPRESENTATIVE, the frequency and format of any meetings and co-ordination matters necessary between the CONTRACTOR and other parties.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

Recognise and insert where applicable Key Personnel

CONTRACTOR’s Key Personnel are identified as follows: -

Name	Discipline
Chris Phebus	Vice President, Engineering
Chris Bukosky	Senior Director, Operations
Hizykas Dufera	Program Manager

Support personnel of CONTRACTOR will be provided on an as required basis

CONTRACTOR shall not change out Key Personnel without the prior agreement of COMPANY.

5.0	Materials / Services Control

All materials and equipment procured for this CONTRACT shall be rigorously controlled and reported by the CONTRACTOR to the COMPANY.

6.0	Reporting

Reporting requirements, specific formats and frequencies will be stipulated and agreed with the COMPANY REPRESENTATIVE and incorporated in Section IV – Scope of Work.

7.0	Company Change Control / Variation Procedures

The COMPANY and the CONTRACTOR shall operate a Change Control / Variation Notice Procedure whereby changes to the WORK should be formally submitted by the CONTRACTOR, reviewed and approved by the COMPANY prior to any such change to the WORK being implemented. The impact on the overall cost to the COMPANY should be determined and projected.

Each request for a Change / Variation Order Request (VOR) to the relevant PURCHASE ORDER should be submitted to the COMPANY containing the following details:-

Potential Variation Order – Supporting Documentation

●	Description

●	Justification

●	Unit Cost & Schedule Impact

●	Schedule

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

SECTION V

ATTACHMENT 1

PURCHASE ORDER EXAMPLE

1.0 GENERAL

COMPANY will raise a PURCHASE ORDER for WORK provided under this Scope of Work, and CONTRACTOR shall perform the Work as described in the relevant Purchase Order. Each PURCHASE ORDER shall reference the CONTRACT and be allocated a specific PURCHASE ORDER number. The PURCHASE ORDER number shall be quoted on all correspondence regarding each individual PURCHASE ORDER. Consistent with the CONTRACT, the PURCHASE ORDER shall describe requirements for CONTRACTOR’S personnel, rental equipment together with the applicable rates and/or prices, scope of work and any other relevant details.

Prior to the issue of a PURCHASE ORDER, CONTRACTOR shall liaise with COMPANY to provide estimated costs for the services. Consistent with the CONTRACT, the COMPANY has the right to issue instructions to the CONTRACTOR at any time to make any variations to the PURCHASE ORDER, or issue a new PURCHASE ORDER, which are within the capability and resources of the CONTRACTOR.

COMPANY has no obligation towards CONTRACTOR in connection with the CONTRACT until such time as a PURCHASE ORDER is issued. COMPANY gives no guarantee of any Work being generated as a result of a CONTRACT being entered into between COMPANY and CONTRACTOR. A signed PURCHASE ORDER however is binding on both parties.

COMPANY’S pro-forma PURCHASE ORDER is as shown herein.

Approved by COMPANY.............	Approved by CONTRACTOR.............

CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

PremierOil

Purchase Order POUK1391

Buyer: Pauline Mitchell
Buyer Phone: +441224618946
Order Date: 25 Jul 2012

Contract Revision Number: 0
Revision Date:
Site: BAL

Contract: POUK/C1260
Payment Terms: 30
Freight Terms:

Vendor: Dummy vendor
Payment Processing Centre
PO BOX 605
Peterborough
PE4 5WG

Invoice To: FAO Finance Department
Premier Oil UK Limited
Blenheim Gate
53 Blenheim Place
Aberdeen
AB25 2DZ

Deliver To: **Not Applicable - see Remarks field**

External Notes:

Line	Item	Description	Cert Code	Start Date	End Date	Required Date	Qty	Units	Unit Cost	Line Cost
1		SERVICE DESCRIPTION	99	25 Jul 2012	25 Jul 2012		1	EACH	1.00	1.00

Remarks:

Total PO Cost: 1 GBP

Cert Code	Description
99	No documentation required

Page 1 of 2

25 Jul 2012 11:30

Approved by COMPANY.............	Approved by CONTRACTOR.............

CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

PremierOil

Purchase Order POUK1391

IMPORTANT NOTICE TO VENDOR

1. An authorised signatory of the Vendor shall sign below where indicated and return one copy to Premier at the above address.
2. Vendor shall submit invoices to the above address, marked for the attention of Finance Department, quoting the Order number.
3. Vendor shall quote the Order number on all correspondence, packages, package lists and delivery notes.
4. This call-off is governed by the terms and conditions of the above mentioned contract between Premier and the Contractor.

Jan Rusin	
For and on behalf of Premier Oil	**Authorised Signature of Acceptance**

Registered Address

Premier Oil Aberdeen Services Limited - Registered office: 23 Lower Belgrave Street, London SW1W 0NR - Registered No. 01164961
Premier Oil UK Limited, Registered office: 4th Floor, Saltire Court, 20 Castle Terrace, Edinburgh EH1 2EN - Registered No. SC048705
Vat No. 945 6949 65 EU No.EU/0910/059/15

Page 2 of 2

25 Jul 2012 11:30

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

SECTION VI

HEALTH, SAFETY, SECURITY, ENVIRONMENTAL PROTECTION

and QUALITY MANAGEMENT

Approved by COMPANY.............	Approved by CONTRACTOR.............

CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

HEALTH SAFETY AND ENVIRONMENTAL

Approved by COMPANY.............	Approved by CONTRACTOR.............

CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

SECTION VI - HEALTH SAFETY AND ENVIRONMENTAL

1.0	Safe and Environmentally Responsible Performance of THE WORK

1.1	The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall perform the WORK in a manner that minimises the risks to the environment, and the health and safety of the CONTRACTOR GROUP’s personnel and all others who may be affected by the CONTRACTOR GROUP’s acts and/or omissions.

1.2	Prior to commencement of the WORK, the CONTRACTOR shall provide the COMPANY with a statement on the Health, Safety and Environmental (HSE) policy of the CONTRACTOR. The CONTRACTOR shall notify the COMPANY of any revision or amendment issued to the CONTRACTOR’s HSE policy which is made during the term of the CONTRACT. The CONTRACTOR shall also have established arrangements for monitoring this policy.

1.3	The CONTRACTOR shall incorporate HSE safety expectations into the business planning process and shall maintain an organisation capable of delivering the required safety performance, the organisation shall define:

●	Roles, responsibilities, relationships and reporting lines;
●	Field personnel with designated responsibilities;
●	Support available from the corporate organisation;
●	A system of enabling all personnel to participate in safety matters; and
●	Arrangements for the communication of policy.

1.4	The CONTRACTOR must have in place and be actively using a formal HSE Management System which demonstrates commitment to continuous improvement and excellence in HSE issues. The internationally recognised OHSAS 18001, and ISO 14001 Standards shall be used as guidance for what constitutes an effective process for overall HSE management.

1.5	The CONTRACTOR’s HSE Management System shall be adequately documented, shall be shown to be effective in implementing the aims and objectives of the CONTRACTOR’s HSE policy and shall include the method and provisions for auditing the effectiveness of the CONTRACTOR’s HSE Management System as applied to the WORK.

1.6	The CONTRACTOR and its SUBCONTRACTORS shall review their HSE Management System at least annually and update it as necessary.

1.7	The CONTRACTOR’s HSE Management System shall, where relevant interfaces exist, be compatible with the COMPANY’s HSE Management System. The CONTRACTOR shall liaise with the COMPANY REPRESENTATIVE to ensure that the roles and responsibilities in both systems are clearly defined and allocated and are clearly understood by all parties involved in the WORK.

1.8	Within the framework of its HSE Management System, the CONTRACTOR shall perform the WORK to HSE performance standards which are compatible with those in the COMPANY’s HSE Management System.

1.9	Where appropriate, the interfaces between the CONTRACTOR and the COMPANY shall be documented in the form of an HSE Management System (“HSEMS”) Interface Document which shall be deemed to be part of the CONTRACT which must be delivered within thirty (30) days of the date of execution of the CONTRACT.

Approved by COMPANY.............	Approved by CONTRACTOR.............

CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

The CONTRACTOR shall, if required in relation to the WORK, also deliver to the COMPANY an adequate written safety plan (HSE Plan). CONTRACTOR shall ensure that the HSEMS Interface Document and HSE Plan is implemented and maintained throughout the duration of the CONTRACT. CONTRACTOR shall review the HSEMS Interface Document and HSE Plan at appropriate intervals, on the written request of the COMPANY or, as a minimum, on an annual basis every twenty-four (24) months and revise the same as necessary.

The HSEMS Interface Document shall incorporate any specific requirements relevant to the WORK and take account of ‘Step Change’ and Oil & Gas UK Guidelines on Safety Management System interfacing. CONTRACTOR shall be responsible for ensuring that interface arrangements are communicated to the CONTRACTOR GROUP’s workforce and for monitoring the implementation of such arrangements.

1.10	The CONTRACTOR shall be responsible for ensuring that the CONTRACTOR GROUP and their respective personnel understand and operate in accordance with the principles and requirements of the HSE provisions and that similar standards apply to their HS&E management systems and HS&E performance.

1.11	If requested by the COMPANY, the CONTRACTOR shall, as a minimum, prepare, on an annual basis, a plan for the management of all aspects of the WORK, known as the “HSE Plan”. The HSE Plan shall address the requirements of these HSE provisions, including the requirements of the HSE Management System and the Safety Management System (SMS) Interface Document (where appropriate).

CONTRACTOR shall make certain, and shall procure that the CONTRACTOR GROUP ensures, that all necessary SMS Interface Documentation is in place in relation to any and all WORK undertaken.

The HSE Plan shall be submitted to the COMPANY REPRESENTATIVE for review and endorsement within a timeframe as agreed with the COMPANY REPRESENTATIVE.

1.12	The CONTRACTOR shall develop and agree with the COMPANY REPRESENTATIVE, performance measures to give visibility that the HSE Plan is being implemented.

1.13	The HSE Plan shall form part of the CONTRACT. It shall be reviewed at least annually and updated as necessary to incorporate any changes to the WORK and/or the CONTRACT.

1.14	The HSE Plan shall address identification of HSE risks associated with the WORK and definition of methods of controlling those risks to an acceptable level.

Approved by COMPANY.............	Approved by CONTRACTOR.............

CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

2.0	Compliance

2.1	The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall observe and comply with all relevant and current statutory requirements, approved codes of practice and industry guidance on HSE matters as well as ensure that compliance is maintained in relation to both COMPANY and CONTRACTOR’s HSE Management System and expectations.

2.2	The CONTRACTOR shall ensure that all personnel provided by the CONTRACTOR GROUP comply with all relevant HSE legislation and guidance and that they are:

(a)	fully conversant with the working conditions at the WORKSITE, the hazards and risks associated with the WORK and the roles and standards relating to the environment including the handling of waste and hazardous materials;

(b)	fully aware that they are expected to bring to the immediate notice of their supervisor all health, safety and environmental risks which they believe not to be under adequate control, so that action may be taken to eliminate or minimize environmental impacts, prevent potential injuries or other losses, and provide a safe and healthy WORKSITE;

(c)	familiar with all other safety and working instructions applicable at the WORKSITE and in particular the COMPANY’s work control system; and

(d)	available at all times for periodic drills, instructions on survival, lifesaving, firefighting, and spill response as requested and conducted by the COMPANY and shall, prior to or on the day of arrival offshore, attend an HSE induction course conducted by the COMPANY.

2.3	The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall observe and comply with all relevant and current COMPANY standards and expectations on HSE matters.

2.4	If, in the opinion of the COMPANY REPRESENTATIVE, the CONTRACTOR and/or a member of the CONTRACTOR GROUP is working in a manner which contravenes any requirement of these HSE provisions, the COMPANY shall serve notice on the CONTRACTOR to this effect and the CONTRACTOR shall immediately take action to rectify the situation.

2.5	Notwithstanding CONTRACTOR’s general responsibility for the safe and environmentally responsible conduct of its operations, where COMPANY has notified CONTRACTOR of any specific HSE requirements relating to the CONTRACT, CONTRACTOR shall ensure compliance with such requirements.

2.6	In the event of conflict between the HSE standards of COMPANY and CONTRACTOR, such conflict shall be notified by CONTRACTOR as soon as possible and a resolution sought that does not compromise the safety of COMPANY operations.

2.7	All chemicals, issued under permits, shall be fully approved by the Department of Energy and Climate Change (DECC) and shall be fully documented on current Centre for Environment, Fisheries and Aquaculture Science (CEFAS) lists.

2.8	In accordance with the Offshore Chemical Regulations 2002, CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall make all reasonable efforts to replace products with “Substitution Warnings” and products which generate a high Risk Quotient (RQ) on charm modelling with new products showing better environmental performance.

Approved by COMPANY.............	Approved by CONTRACTOR.............

CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

2.9	The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall provide advice and assistance in the preparation of Drilling Operators Chemical and / or Oil Discharge Permit applications including estimated chemical usage and discharge, and current templates to CEFAS.

2.10	The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall maintain complete DECC / Oil & Gas UK environmental emissions monitoring records for submission.

2.11	The CONTRACTOR shall provide multiple copies of a comprehensive manual of all the relevant safety and environmental data for all chemicals and products which shall be shipped to, and used on any WORKSITE. Copies of this manual shall be distributed to the COMPANY.

2.12	Where the COMPANY has a Prevention of Pollution Act (POPA) Exemption in place for the limited discharge of oil to the environment (e.g. well clean up), the CONTRACTOR shall assist by sampling and testing offshore and onshore to meet the schedule of requirements as laid out in the POPA Exemption.

2.13	The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall comply with any future regulatory changes that may be introduced during the CONTRACT period.

3.0	HSE AWARENESS

3.1	CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall ensure that its and their personnel understand HSE arrangements pertaining to the CONTRACT, and are aware of any specific risks associated with the WORK and how such risks are to be managed.

Risk Management

3.2	Without prejudice to the foregoing generalities, the CONTRACTOR GROUP’s HSE Management System shall:-

(a)	require an assessment of all identifiable HSE hazards and risks associated with the WORK to be submitted to the COMPANY and shall indicate the proposed method of controlling those risks to an acceptable level;

(b)	include measurable and realistic targets for HSE performance, covering, but not necessarily limited to:

●	the frequency of injuries;
●	the frequency of chemical and oil spills;
●	the number of statutorily reportable events; and
●	predetermined targets for environmental emissions and waste production
●	as appropriate to the WORK;

(c)	include a follow-up system to ensure that all remedial actions identified by reviews and investigations are closed out, including accidents, incidents and HSE audits;

(d)	incorporate measures which demonstrate that all personnel provided by the CONTRACTOR GROUP are physically/medically fit at all times to perform their tasks;

Approved by COMPANY.............	Approved by CONTRACTOR.............

CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

(e)	incorporate measures which demonstrate that, in the performance of the WORK, personnel provided by the CONTRACTOR GROUP are not under the influence of drugs or alcohol (see Item 5, herein); and

(f)	demonstrate that the system for the pre-qualification and selection of SUBCONTRACTORS ensures the compatibility and effectiveness of the SUBCONTRACTOR’s own HSE Management Systems.

3.3	Certain activities pose a higher risk to the safety of personnel, property and the environment. Higher risk activities will accordingly demand a higher level of HSE management from the CONTRACTOR. Where the use of a SUBCONTRACTOR involves the importation of higher risk activity, the CONTRACTOR shall ensure and demonstrate the appropriate level of HSE management.

3.4	In order to adequately minimise and manage HSE Risk the CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall have in place and be actively using a formal HSE management system which demonstrates commitment to continuous improvement and excellence in HSE issues.

Risk can vary from one WORKSITE to another and, where the WORK is being provided at more than one WORKSITE, the CONTRACTOR may be required to provide different levels of HSE management at each WORKSITE.

Environmental Risk Management

3.5	The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall co-operate with COMPANY in managing the environmental effects arising from operations.

3.6	The CONTRACTOR shall ensure that in the performance of the WORK, action is taken to eliminate or minimise adverse environmental effects associating with the CONTRACTOR GROUP’s activities.

3.7	The CONTRACTOR GROUP shall act to prevent the uncontrolled and unpermitted release of pollutants in the execution of the WORK.

3.8	The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall ensure that waste arising from, or associated with its activities, is properly managed by observing COMPANY and site-specific Waste Management arrangements.

3.9	The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall ensure that all routine and non-routine emissions and discharges are reported to the COMPANY.

3.10	The CONTRACTOR is required to operate within the principles of an internationally recognised standard for an environmental management system (e.g. ISO 14001).

3.11	The CONTRACTOR shall be required to implement an Environmental Management System (EMS) which may form part of an integrated and/or combined HSE Management System.

3.12	The CONTRACTOR shall ensure that the following environmental objectives for the WORK are achieved:

●	all WORK shall comply with all applicable government regulations, statutes and permitting requirements;
●	the WORK is performed in a manner consistent and compatible with COMPANY policies and business objectives;

Approved by COMPANY.............	Approved by CONTRACTOR.............

CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

●	all marine vessels comply with the relevant annexes of International Convention for the Prevention of Pollution from Ships (MARPOL) and any additional requirements of the local Port Authorities where docking/unloading takes place; and
●	wastes are eliminated where possible, minimised at source, and reuse maximised. Disposal is controlled in accordance with duty of care principles and records maintained for legal and audit purposes.

3.13	The CONTRACTOR shall consider its significant environmental aspects in the design, development or change of its products and services and provide on request information about potential significant environmental impacts during the delivery of the goods or services and during use and end of life treatment of the product, as appropriate. The CONTRACTOR shall make best endeavours, where practicable, to reduce the environmental impact over the whole lifecycle of its products.

Applicable Operational Conditions

●	Environmental Issues and Pollution

»	Prior to commencement of the WORK, CONTRACTOR shall provide documentary evidence that:

●	all recycling, re-use and disposal routes for the products of the process are acceptable to the relevant local authority and the Scottish Environmental Protection Agency (SEPA);

●	all carriers are licensed waste carriers, registered in accordance with the appropriate legislation and that the appropriate documentation accompanies the consignment at all times;

●	the contaminated drill cuttings are fully characterised prior to and after treatment; and

●	appropriate waste documentation is retained by the CONTRACTOR for the statutory period.

»	On an ongoing basis during the provision of the WORK, as evidenced by sampling, CONTRACTOR shall provide documentary evidence that all residue from the process destined for landfill disposal conforms with the relevant local authority and SEPA requirements. CONTRACTOR acknowledges that COMPANY’s environmental policy stipulates a preference for products of any cuttings treatment process to be recovered and re-used (as opposed to landfill disposal).

»	From the time that the unprocessed cuttings have been consigned to CONTRACTOR, CONTRACTOR shall:

●	own and shall be responsible for the safe and secure handling, transport, processing and storage of waste;

●	be responsible for safe and secure handling, transport, processing and storage of recovered oil; and

●	be responsible for the clean-up of any spills, emissions or pollution arising therefrom in accordance with the CONTRACT.

»	For the avoidance of doubt, CONTRACTOR shall not own recovered oil unless CONTRACTOR and COMPANY agree otherwise in writing.

Approved by COMPANY.............	Approved by CONTRACTOR.............

CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

●	Recovered Products

»	CONTRACTOR shall be responsible for recycling, re-use or disposing of the recovered products from the cuttings treatment process (oil, water and solids).

»	COMPANY may at its sole option elect to retain the recovered oil at no cost to COMPANY. In this event CONTRACTOR shall store the recovered oil until COMPANY requests that it be returned to COMPANY. Any transportation required for returning the recovered oil to COMPANY shall be for COMPANY’s account.

»	Should COMPANY not exercise this option, the CONTRACTOR may, with COMPANY’s approval seek to sell it to an appropriate third party, or dispose of it as waste oil.

»	Prior to the commencement of the WORK, CONTRACTOR shall submit a detailed disposal plan for all recovered products (oil, water and solids) to COMPANY for approval. COMPANY reserves the right to reject this plan in whole or in part, in which case CONTRACTOR shall be requested to propose alternative recycling, re-use or disposal routes for COMPANY’s approval.

»	Once the disposal plan has been mutually agreed between COMPANY and CONTRACTOR, under no circumstances shall CONTRACTOR divert from this plan without COMPANY’s prior approval in writing. All recycling, re-use or disposal routes shall require to be fully auditable, and COMPANY reserves the right to audit CONTRACTOR at any time.

»	COMPANY shall notify CONTRACTOR of its intentions regarding the retention of recovered oil in writing.

»	Where COMPANY elects to retain ownership of the recovered oil, it shall be CONTRACTOR’s responsibility to collect, label and retain representative samples of oil from each batch of cuttings processed for quality control purposes. On COMPANY’s request, these samples shall be forwarded to COMPANY’s designated laboratory as appropriate for testing. In addition the CONTRACTOR will cooperate fully with the COMPANY to ensure regulatory requirements for removing the recovered oil from the waste chain and enabling its re-use are met.

Health Risk Management

3.14	Health Impact Assessment (HIA), Health Risk Assessment (HRA) and Health Risk Management are essential to ensure that personal, occupational and environmental health risks are managed properly.

The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall implement specific health management measures for all aspects of the WORK. This shall be defined in the CONTRACTOR HSE Plan and shall include:

●	Clear health standards;
●	Compliance with all applicable laws and regulations; or standards where laws and regulations do not exist; regarding safe handling of toxic materials and hazardous chemicals and all other construction work practices;
●	Identification of health hazards through risk assessments;
●	Provision for health, sanitations catering and medical facilities for the personnel at each WORKSITE; and
●	A fitness for work programme to confirm that personnel are capable of performing WORK without undue risk to themselves or others.

Approved by COMPANY.............	Approved by CONTRACTOR.............

CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

3.15	The COMPANY is committed to providing a safe and healthy working environment for all personnel, visitors and third parties impacted by its operations. This includes an environment free from the hazards caused by the abuse of substances including, without limitation, alcohol. The policy equally applies in all aspects to both onshore and offshore personnel both of the COMPANY, CONTRACTOR GROUP, and any other contractors at all WORKSITES. CONTRACTOR GROUP shall comply with requirements of the policy currently in force which is referenced in Item 5, herein.

Design Risk Management

3.16	Excellence in design safety is an engineering responsibility and is best achieved through design hazard management, which is a process involving major hazard identification, evaluation and continuous risk reduction through design safety measures. Design hazard management is underpinned by five engineering activities:

●	Inherently safer design;
●	Safety critical, and environmentally critical design measures;
●	Performance standards;
●	Safety study programme (including Human Factors), and
●	ALARP demonstration.

Managing hazards in design involves eliminating or minimising major accident hazards at the source and preventing those that remain from becoming major accidents. It also involves the provision of sufficient design integrity to control the consequences of a major accident to reduce severity and potential adjustment, while providing mitigation and protection for personnel and key facilities from the effects (e.g. heat, smoke, gas, toxic fumes etc.).

The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall apply the above design safety principles to all design activities related to the WORK and where appropriate refer to the COMPANY’s “Technical Integrity Performance Standards” as a guide in the management of technical integrity as relevant to the WORK.

Safety Risk Management

3.17	The CONTRACTOR shall, at its own expense, provide its personnel with all necessary protective clothing and equipment suitable for the working conditions. For duty offshore, such clothing/equipment shall be in accordance with the COMPANY standard requirements.

3.18	The CONTRACTOR shall ensure that CONTRACTOR GROUP’s Personnel are equipped with and make proper use of suitable personal protective clothing and equipment for the WORK being undertaken and that such protective clothing and equipment is maintained in good condition at all times.

3.19	The CONTRACTOR shall ensure that arrangements are in place for the repair and/or replacement of personal protective equipment.

3.20	When located at a WORKSITE owned, operated or controlled by the COMPANY, all personnel provided by the CONTRACTOR shall comply with all current and relevant COMPANY HSE Practices as they relate to the WORK. At other WORKSITES, the CONTRACTOR and the COMPANY shall agree which HSE Practices are appropriate to the WORK and this will be addressed in the HSE Interface Document. Where necessary and appropriate, the CONTRACTOR shall seek advice from the COMPANY on the interpretation of the COMPANY’s HSE Practices.

Approved by COMPANY.............	Approved by CONTRACTOR.............

CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

3.21	The CONTRACTOR shall observe and comply and shall ensure that the CONTRACTOR GROUP observes, and complies with the COMPANY’s procedures with regard to the selection, deployment, operation and maintenance of equipment offshore. For the purposes of this Section V- Health, Safety and Environment, equipment shall mean, without limitation, all portable or transportable plant, tools, offices, workshops etc. provided by the CONTRACTOR GROUP.

3.22	The CONTRACTOR is responsible for ensuring that all equipment is operated in accordance with safe working practices.

3.23	The location of equipment at an offshore WORKSITE shall be agreed in advance by the CONTRACTOR with the COMPANY REPRESENTATIVE.

3.24	The CONTRACTOR shall formally advise the COMPANY REPRESENTATIVE(S) in writing of any known medical disability or condition of any personnel provided by the CONTRACTOR and/or a member of the CONTRACTOR GROUP in connection with the WORK which may adversely affect their own health and safety, or the health and safety of others.

3.25	The CONTRACTOR shall ensure that all personnel provided by the CONTRACTOR and/or the CONTRACTOR GROUP shall keep all WORKSITES as clean and tidy as is reasonably practicable under the circumstances, to minimise the risk of causing injury to persons, damage to property or delays in providing the WORK.

3.26	On completion of the WORK, the CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall, without delay, clear away and remove from the WORKSITE all surplus materials and equipment and leave all areas in a clean and tidy condition to the satisfaction of the COMPANY REPRESENTATIVE.

4.0	TRAINING AND COMPETENCE

4.1	The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP ensures that all personnel are trained and competent to perform the WORK in a safe and efficient manner. The CONTRACTOR shall ensure that all personnel mobilising to the WORKSITE are trained as per the COMPANY minimum standards outlined in Section V – Health, Safety and Environment.

4.2	The CONTRACTOR shall provide all necessary technical and vocational training to ensure that CONTRACTOR’S personnel maintain the necessary level of competence for the WORK.

4.3	The CONTRACTOR shall ensure that all offshore assigned personnel are in possession of emergency training certification in line with Oil & Gas UK Guidelines.

4.4	The CONTRACTOR shall ensure that all CONTRACTOR GROUP personnel co-operate with COMPANY by taking part in any site or job specific training deemed necessary by COMPANY.

4.5	The CONTRACTOR shall ensure that, prior to mobilisation to an offshore WORKSITE and / or to a COMPANY OFFSHORE FACILITY as appropriate, each member of the CONTRACTOR GROUP conforms to the following training requirements:

Approved by COMPANY.............	Approved by CONTRACTOR.............

CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

(a)	has successfully attended sea survival, firefighting and refresher courses as necessary in accordance with Oil & Gas UK guidelines;

(b)	has successfully completed the Minimum Industry Safety Training (MIST) (Minimum Industry Safety Training) and holds up-to-date certified evidence thereof in accordance with the COMPANY’S HSE; and

(c)	has completed the mandatory Integrated Safe Systems of Work (ISSOW) Roles and Responsibilities Training as well as the appropriate level of ISSOW Training which is commensurate with the users roles and responsibilities within the system.

In addition, the CONTRACTOR shall be obliged to ensure sufficient CONTRACTOR GROUP supervisory personnel are employed to make sure that all of the CONTRACTOR GROUP’s personnel engaged upon the WORK fully understand any and all of the COMPANY’s procedures and policies written in the English language. The CONTRACTOR shall ensure that there are sufficient CONTRACTOR GROUP supervisory personnel employed to translate and interpret to non-English speaking/reading CONTRACTOR GROUP personnel engaged in the work the ISSOW permit to work system and the COMPANY procedures and policies and how they are to be complied with.

5.0	MEDICAL FITNESS

5.1	The CONTRACTOR shall ensure that all CONTRACTOR GROUP personnel for the performance of the WORK provided are medically fit and that in particular, all personnel proposed by the CONTRACTOR GROUP for duty on an offshore WORKSITE and / or COMPANY OFFSHORE FACILITY shall be certified as medically fit (including dental fitness) for duty offshore in accordance with the “Recommenced General Medical Standards of Fitness for Designated Offshore Employees, UKCS” as issued by UKOOA now known as “Oil & Gas UK”.

5.2	The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall ensure that all personnel engaged in the WORK are aware of, and comply with COMPANY’s Substance Abuse Policy, and co-operate with COMPANY in the implementation of that policy.

6.0	MATERIALS, TOOLS AND EQUIPMENT

6.1	The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall ensure that all materials, tools and equipment provided, whether owned or rented, are fit for their intended purpose, are appropriately certified, and are stored and maintained such that risks to users and others and to the environment are minimised.

6.2	The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall ensure that all materials and equipment for transportation to COMPANY WORKSITES are properly packaged and labelled, and that all relevant documentation requirements are met.

6.3	The CONTRACTOR shall where reasonably requested by the COMPANY ensure that third party inspections are carried out in accordance with COMPANY procedures. The CONTRACTOR shall and shall procure that that the CONTRACTOR GROUP shall be familiar with, and shall ensure that, the maintenance of temporary and portable equipment is inspected in accordance with the COMPANY’s Maintenance Procedure.

6.4	The CONTRACTOR shall provide evidence of compliance with a Written Scheme of Verification for any supplied equipment deemed to be a Safety Critical Element

Approved by COMPANY.............	Approved by CONTRACTOR.............

CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

7.0	HSE INCIDENT REPORTING AND INVESTIGATION

7.1	CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall ensure that personnel are aware of, and comply with, COMPANY’s requirement to properly report all incidents including near-misses.

7.2	The CONTRACTOR shall notify COMPANY both orally and in writing immediately after discovering, or receiving a report relating to any of the following events in relation to the WORKSITE:

●	The death of any member of the CONTRACTOR GROUP;
●	The injury of any member of the CONTRACTOR GROUP;
●	Near Misses;
●	Environmental releases;
●	Any regulatory reportable incident or any event with adverse public/authority/NGO/media response;
●	Any significant security event;
●	The receipt by the CONTRACTOR GROUP of any environmental improvement notice by any governmental authority;
●	The receipt by the CONTRACTOR GROUP of notice of any alleged violation of HSE regulations or of any action against the CONTRACTOR GROUP by any government authority; or
●	Any proceedings being commenced or threatened, alleging any failure by CONTRACTOR GROUP to comply with HSE regulations or alleging potential responsibility for the release of hazardous material.

7.3	The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall co-operate with the COMPANY in the investigation of any incidents with which CONTRACTOR GROUP is deemed to have an association.

Where the event is related to the WORK, COMPANY shall be invited to participate in both the investigation and root cause analysis process and be kept informed of progress relating to close out of incident and associated actions.

7.4	The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall co-operate with the COMPANY in implementing corrective and preventive measures identified by incident investigations.

7.5	The CONTRACTOR shall and shall procure that the CONTRACTOR GROUP shall co-operate with the COMPANY in ensuring that any lessons learned from incident investigations are properly communicated, and are incorporated into HSE Management Systems and workplace practice, where appropriate.

7.6	The CONTRACTOR shall ensure that the COMPANY is advised of any incidents occurring at CONTRACTOR GROUP’s premises that involve COMPANY people or equipment or could adversely impact on COMPANY’s business.

8.0	PERFORMANCE MANAGEMENT

8.1	The CONTRACTOR shall on behalf of the CONTRACTOR GROUP, submit a formal report to the COMPANY REPRESENTATIVE, as and when requested by COMPANY, which summarises its HSE performance in the preceding reporting period. This report shall detail, without limitation, the following:

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

(a)	performance against agreed/planned HSE targets;

(b)	all Oil & Gas Producers (OGP) and Reporting of Injuries, Diseases and Dangerous Occurrence (RIDDOR) reportable injuries;

(c)	all other accidents, spills or other unplanned discharges which either result in, or have potential for, significant injury/damage/loss or are reportable to a statutory authority;

(d)	all near miss incidents which have potential for injury/damage/loss;

(e)	the issue or proposed issue of an Improvement or Prohibition Notice, notice of intended prosecution or other legal process;

(f)	any other event reportable to a statutory authority;

(g)	a summary of monitoring activity, reviews, inspections and audits;

(h)	a summary of the status of any remedial actions; and

(i)	total worked hours for all personnel provided by the CONTRACTOR GROUP on the WORK.

8.2	The CONTRACTOR shall undertake an appropriate level of monitoring of HSE performance in the execution of the CONTRACT workscope.

8.3	The CONTRACTOR shall co-operate with the COMPANY in the formal HSE audit and review of the CONTRACT Scope of Work.

8.4	The CONTRACTOR shall co-operate with COMPANY in the identification and implementation of HSE performance improvement measures.

8.5	The CONTRACTOR shall routinely provide updates to the COMPANY of the HSE Plan, refer to items 1.10 to 1.14, herein.

9.0	EMERGENCY RESPONSE

9.1	The CONTRACTOR GROUP shall co-operate with the COMPANY in providing an appropriate response to emergencies occurring at COMPANY OFFSHORE FACILITIES and WORKSITES.

9.2	The CONTRACTOR shall be required to provide an emergency response support capability as defined by the SMS Interfacing process.

9.3	The CONTRACTOR shall co-operate with the COMPANY in ensuring that emergency response arrangements are effective by taking part in simulation exercises as requested by COMPANY.

9.4	The CONTRACTOR shall co-operate with the COMPANY in providing an appropriate response to emergencies occurring at COMPANY OFFSHORE FACILITIES and WORKSITES.

10	AUDIT AND ASSURANCE

The COMPANY reserves the right to access and audit all processes and procedures relevant to ensure that WORK is carried out safely without risk to health or the environment.

11	REFERENCE DOCUMENTS

In the performance of the WORK, in addition to the CONTRACTOR’s own HSE Management System, the CONTRACTOR shall refer to the appropriate systems that specify the COMPANY’s HSE requirements. The COMPANY HSE Policy and Golden Rules are attached below.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

HEALTH, SAFETY, ENVIRONMENT & SECURITY POLICY

Premier Oil is committed to operating responsibly and will never knowingly compromise our health, safety, environmental or security standards to meet our operational objectives. Our goals are to ensure the safety of everyone involved with our operations and to protect the environment.

To achieve this we will:

- Encourage open and honest communication
- Seek ways continually to improve our performance
- Assess and manage risks
- Provide appropriate resources
- Maintain clean, safe and healthy workplaces
- Investigate and learn from any incidents
- Plan and prepare for potential emergencies
- Maintain high quality documented systems and processes
- Seek external certification of key management systems
- Meet or surpass statutory requirements

It is the responsibility of everybody involved in Premier Oil to comply with our policies and to assist the Company in their implementation.

It is one of my primary duties to ensure that we all demonstrate strong leadership and visible commitment to Health, Safety, the Environment and Security.

We must be completely professional in accordance with our established Group Values and in every part of our business. Our goals to protect the environment and to continually improve the safety of everyone involved with our operations reflect how seriously I take this responsibility. Achieving these goals goes beyond legal compliance: it is imperative that we all aspire to excellence and industry best practice in everything we do.

Our performance comes from the behaviours and actions of every one of us. We are all responsible for Health, Safety, the Environment and Security and I expect everyone to follow procedures, continually seek to improve our HSES management, intervene when we see acts or circumstances which could be unsafe and report all hazards and incidents. This is the right thing to do and a fundamental part of everyone's job. It underpins the respect that we are all required to show to our colleagues, partners, neighbours and the environment around us.

We must all work together to ensure we continually improve the HSES performance in all our operations and make Premier Oil a safe place to work for our staff, contractors and the support companies we rely on to help us deliver our objectives.

Tony Durrant
Chief Executive Officer
Premier Oil plc
July 2014

HEALTH, SAFETY & ENVIRONMENT. WE'RE ALL RESPONSIBLE.

NO SHORT CUTS. NO EXCEPTIONS. NO INCIDENTS.

PremierOil

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

THE GOLDEN RULES

NO SHORT CUTS

The Golden Rules have been established to help prevent the most common causes of serious incidents in our Industry.

If you understand and apply these rules, the chances of you getting seriously hurt at work will be significantly reduced.

RULE NO.1: RISK ASSESSMENT AND MANAGEMENT OF CHANGE

RULE NO.2: PERMIT TO WORK

RULE NO.3: ENERGY SOURCE ISOLATION

RULE NO.4: PREVENTION OF OIL, GAS AND CHEMICAL LEAKS

RULE NO.5: CONFINED SPACE ENTRY

RULE NO.6: SAFE LIFTING OPERATIONS

RULE NO.7: WORKING AT HEIGHT

RULE NO.8: DROPPED OBJECTS

HEALTH, SAFETY & ENVIRONMENT. WE'RE ALL RESPONSIBLE.

NO SHORT CUTS. NO EXCEPTIONS. NO INCIDENTS.

www.premier-oil.com

PremierOil

For further details on the COMPANY’s Golden Rules, please open the attached PDF:

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

12.0	QUALITY ASSURANCE

12.1	It is a requirement of the CONTRACT that the CONTRACTOR has a documented and maintained Quality Management System (QMS) to control all aspects of the WORK

12.2	The CONTRACTOR shall upon request from the COMPANY demonstrate an overview of its QMS, its parameters and operational functionality and shall provide the COMPANY with a copy of any independent certification of the system by an accredited body.

12.3	The CONTRACTOR is required to develop and maintain a “contract specific” Quality Plan for the WORK. The outline “contract specific” Quality Plan shall describe management activities necessary to fulfil the requirements of the work including organisation, personnel and resources. The outline “contract specific” Quality Plan shall also describe how any proposed subcontracted supply and services will be managed and describe Quality Control (QC) measures that will be used to assure supply / services meet with specified requirements.

12.4	The CONTRACTOR shall prepare and submit any audit schedule that it proposes to initiate and maintain in connection with the provision of the WORK. The audit schedule shall include sufficient audits to assure compliance with stated quality requirements from the CONTRACT and the QMS. The COMPANY, or the COMPANY’s nominated independent verification body, may wish to participate in the contractor’s audits and / or perform its own audits of the contractoR’s activities.

12.5	The CONTRACTOR shall participate in the COMPANY Non-Conformance Reporting (NCR) and Performance Monitoring Systems and shall accommodate the COMPANY QC requirements in all aspects of the WORK.

12.6	Quality requirement clarification meetings shall be held between the COMPANY and the CONTRACTOR post-contract award; these meetings may produce additional and/or more detailed quality and quality related requirements with which the CONTRACTOR shall comply.

12.7	The CONTRACTOR shall, if requested, be able to provide to the COMPANY an acceptable ‘Work History’ for all equipment supplied by CONTRACTOR GROUP for the COMPANY’s operations. Such data may include, but not be limited to hours run, damage history, maintenance history, certification and testing history, manufacture and source information etc., in both written and graphic form.

12.8	The CONTRACTOR shall maintain and, when required, be able to demonstrate that it has procedures for inspection of all non-magnetic equipment.

12.9	Any certification supplied should remain valid for the period such equipment is expected to be offshore, where this is not the case, the CONTRACTOR shall seek COMPANY acceptance and / or dispensation.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

SECTION VII

TRAINING

(Not Used)

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

SECTION VIII

MATERIALS, SERVICES and FACILITIES to be PROVIDED by the COMPANY

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

The COMPANY shall, in addition to its responsibilities defined elsewhere in the CONTRACT, provide or be responsible for the following at no cost to the CONTRACTOR:

1.0	The provision of such drawings, specifications and technical data and information in connection with or regarding the WORK as is deemed appropriate by the COMPANY REPRESENTATIVE.

2.0	The collection and re-delivery to the CONTRACTOR’s premises all CONTRACTOR material and plant for transportation offshore and provision of craneage at the COMPANY’s supply base;

3.0	The supply and delivery to the offshore WORKSITE or the CONTRACTOR’s premises, as appropriate, of COMPANY provided items in accordance with the dates or times specified in any agreed programme.

4.0	The provision of travel to and from the heliport (or in the case of sea transfer the embarkation point) and COMPANY’s offshore installations, all offshore accommodation, messing and medical facilities.

5.0	COMPANY to facilitate the provision of all mooring equipment and charter of suitable deployment and recovery vessels in accordance with CONTRACTOR approved PB3 loadout and recovery procedures. Recovery and deployment of PB3 will be provided for at COMPANY expense and performed under the supervision and instruction of CONTRACTOR. Permits and authorisations required for deploying the PB3 shall be obtained and maintained by COMPANY

8.0	All prices are exworks CONTRACTOR premises Monroe Township, New Jersey, USA, CONTRACTOR to arrange delivery based on INCOTERM 2010 DAP to COMPANY designated delivery port and back charge in advance to COMPANY. All costs associated with quayside activity, storage and staging, transportation ex Aberdeen shall be provided by COMPANY at COMPANY’s cost.

9.0	COMPANY shall pay sensor NRE costs of more than $***.

***This information has been omitted in reliance upon Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and has been filed separately with the Securities and Exchange Commission.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

Exhibit 1

INTRODUCTION

This document provides high level specification for PB3-A3 PowerBuoy™ for Premier Oil (PMO).

Reference Documents

Below is the list of reference documents for this buoy.

1.	800-6000-0000 PB3-A3 Buoy Assembly
2.	800-6000-0100 PMO Buoy Assembly

Acronyms

CG: Center of gravity

CB: Center of buoyancy

PTO: Power take-off

Buoy Characteristics

System Characteristics

Mechanical

-	Survival and fatigue design loads are derived from a 25 m deep North Sea site
-	Total float stroke: 1.5 m
-	Free float stroke: 1.2 m
-	Max operational force: 15 kN
-	Max operational velocity: 1.0 m/s
-	Brake force: 22.5 kN

Electrical

-	Usable Energy Storage System(ESS) size: 30 kWh
-	Battery type: Lithium Ion
-	Nominal HVDC bus voltage: 320 VDC
-	Nominal LVDC bus voltage: 24 VDC
-	100 Mbit ethernet data connectivity

Physical Characteristics

Below are the high-level physical characteristics of the buoy.

-	Height: 13.0 m
-	Length and Width: 3.0 m
-	Dry mass: less than 10,000 kg

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

Structure Specification

Bridge

-	Bridge has general-purpose mounting provisions for various equipment
-	Instruments on Bridge:

1.	Marine Beacon
2.	Satelite tracker
3.	Lightening rod
4.	Radar reflector

Float

-	Float trims at the mid-plane; the float displacement only supports the mass of itself, bridge assembly and moving PTO components.
-	The float guides constrain the roll motion relative to the spar within 2 degrees (+/-1 deg).
-	The float guides constrain the yaw motion relative to the spar within 2 degrees (+/- 1 deg).
-	The float has lifting lugs for horizontal or vertical lifting of the float halves.

Spar

Function

-	Spar houses the power conversion assembly, energy storage system, electrical control panel, and autoballast system.
-	Linear seal on the lid prevents water ingress into the spar, while allowing low friction movement of the input rod

Design

-	Spar is designed based on loads during survival conditions resulting from waves, float movements and 1.5 times the maximum hydrostatic pressure.

Ballast provisions

-	The auto ballast system is standard on PB3 PowerBuoys. This allows for remote activation of ballasting and de-ballasting of the buoy.
-	Manual (diver assisted) ballasting provisions is available in case of emergencies.
-	The controlled balasting system feature allows the buoy to be towable horizontaly. The operational ballast must be sufficient to trim the spar such that the float mid-plane and spar mid-stroke is coincident. Ballast chamber has at least 10% additional capacity to compensate for manufacturing weight tolerances.
-	Maximum allowable payload mass on the lid for PB3 is 140 kg
-	Maximum allowable payload mass on heave plate for PB3 is 950 kg

Mooring Connections

-	Spar has three upper and three lower mooring lugs.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

-	The mooring lugs are DNV certified for an optional tow-out operation.

Lifting

-	Spar has two lifting lugs on either side of the CG and capable of lifting the assembled buoy.
-	The lifting points are designed for offshore lifting under the conditions described in DNVGLST-0001

Heave Plate

Design

-	Heave plate is designed for survival moment and axial forces.

Weight plates

-	Heave plate allows for bolting enough weight plates so that the buoy keels in proper orientation during horizontal towing.

PowerBuoy™ Controls and Communications

Buoy Controller:

-	PowerBuoy control and comand function
-	Local data collection and storage
-	Transmission of select data back to shore station
-	HMI for real time monitoring and control

Communications System:

-	Cellular modem with VPN capability
-	Wi-Fi for local buoy control and high-speed data transfer
-	Satellite and fiber optic options are available, but not part of the base buoy design

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

Applicable Lid Interfaces

Upper Junction Box

Electrical Connections

Connector Size & Pin Count	Signal Description	Intended Use	Connection Number
M12, 4 Pin	24V Switched Power, 2 Pairs @ 2A Output Total	Upper Junction Box Network Switch & Comms	J172
M12, 8 Pin	Ethernet & DC Power	External Power & Ethernet	J105
M12, 8 Pin	24V Switched Digital Outputs, 4 Channels @ 1A Each Output	Payload Control	J79
M44, 4 Pin	320V Switched Power, 1 Channel, 2 Pairs @ 12.5A Total Output	HVDC Ext Payloads	J14

Additional Sensors

COMPANY and CONTRACTOR shall mutually agree on sensors to be utlitised with the PowerBuoy. Sensors shall be provided by the COMPANY to CONTRACTOR or COMPANY shall be billed for sensors by the CONTRACTOR.

CONTRACTOR shall provide up to US$*** in Non-Recurring Engineering (NRE) expenses to the COMPANY at no charge for integration of the sensors. NRE, validation testing, and manufacturing labour costs exceeding US$*** will be billed at CONTRACTOR’S standard rates, including profit and overhead.

Warranties and Representations

CONTRACTOR shall warrant Rental Equipment against defects in material and workmanship during the RENTAL PERIOD, not to exceed one year from the commencement of the RENTAL PERIOD. This warranty shall NOT cover, nor shall CONTRACTOR be responsible for, any and all costs incurred for recovery, handling, storage, and redeployment of defective Rental Equipment.

***This information has been omitted in reliance upon Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and has been filed separately with the Securities and Exchange Commission.

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CONTRACT NO: C2394

PROVISION OF INTELLIGENT MONITORING BUOY AND SUPPORT SERVICES

Exhibit 2

Contract Milestones

Date		Milestone
No later than 11/5/2018	Delivery Date	PB3 delivered to Premier Oil Aberdeen facility
Not Later than 11/19/2018	Deemed “Fit for Purpose”	Commencement of the Trial Period occurs the earlier of PB3 “deemed fit for purpose” or fourteen (14) calendar days after delivery, unless the buoy is “not deemed fit for purpose” within the fourteen (14) day period.
2/12/2019	Initial Trial Completion	Completion of the first three-month rental period
8/12/2019	Six Month Option Completion	Completion of the remaining six-month rental of the cumulative nine-month Rental Period
8/6/2019	Redelivery Date	PB3 redelivered to Premier Oil Aberdeen facility by Premier Oil at the conclusion of the Rental Period, subject to term of the Rental Period. This date is intended to represent the end of the nine (9) month rental period.

The Place of Delivery is Monroe Township, New Jersey, USA

Success Criteria for the Three (3) Months Initial Trial Period

At the conclusion of the three-month initial trial period, and as a condition for commencing the six-month option period, CONTRACTOR shall demonstrate to the reasonable satisfaction of the COMPANY REPRESENTATIVE that the material provisions of the following success criteria have been accomplished:

●	The PB3 design and build quality supports the deployment, recovery and operational requirements.
●	The PB3 has demonstrated its ability to be successfully and securely moored, providing a platform on which native and 3rd party equipment can operate.
●	Notwithstanding prolonged extreme weather events, the PB3 has been able to provide all its consumers (native as well as 3rd party equipment) with continuous power and communications.
●	The PB3’s internal housekeeping and (energy) management systems have been functional 24/7.
●	Notwithstanding uptime of the communication links between the PB3 and OPT’s onshore base, demonstrate the ability of OPT’s onshore condition monitoring system to continuously collect, store and process housekeeping data from the PB3 offshore (excluding 3rd party equipment), and present this data to end users onshore via a secure web portal and/or dedicated application.

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